                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            VALLEY FORGE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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
                            VALLEY FORGE CORPORATION
                         100 SMITH RANCH ROAD, SUITE 326
                          SAN RAFAEL, CALIFORNIA 94903

                     NOTICE OF ANNUAL STOCKHOLDERS' MEETING


TO OUR STOCKHOLDERS:

The annual meeting of the stockholders of Valley Forge Corporation, a Georgia corporation, will be held on June 12, 1997, at 10:00 a.m., Pacific time, at the offices of the Company, located at 100 Smith Ranch Road, Suite 326, San Rafael, California 94903. The items of business to be transacted at this meeting are as follows:


         1. Election of the Board of Directors of five people for the ensuing year.


         2. Approval and adoption of an Agreement and Plan of Merger for the Reincorporation of the Company in Delaware.


         3. Transaction of such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has specified April 25, 1997, at the close of business as the record date for the purpose of determining the stockholders who are entitled to receive notice of and to vote at the annual meeting. A list of the stockholders entitled to vote at the annual meeting will be available for the examination of any stockholder at the meeting.

The Proxy Statement for the annual meeting is set forth on the following pages.

So that as many shares as possible may be represented at this meeting, we urge you to promptly sign, date, and return your proxy in the enclosed, self-addressed envelope. If you attend the meeting, you may revoke the proxy and vote your shares in person if you desire to do so.

                                   Sincerely,



                                   Monica J. Burke
                                   Secretary - Treasurer


Dated:  May 1, 1997

                    PROXY STATEMENT OF THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 12, 1997

                               GENERAL INFORMATION

This Proxy Statement and the accompanying Proxy and other enclosures are being mailed beginning May 1, 1997, to holders of common stock of Valley Forge Corporation, a Georgia Corporation (the "Company"), in connection with the stockholders' meeting to be held on June 12, 1997, at 10:00 a.m., Pacific Standard time, at the Company's offices at 100 Smith Ranch Road, Suite 326, San Rafael, California 94903, or at any adjournment thereof (the "Meeting"). Proxies are solicited to provide all stockholders of the Company with the opportunity to vote. Shares may only be voted at the Meeting if the stockholder is present in person or is represented by a proxy.

COSTS OF SOLICITATION OF PROXIES

The Company will bear the cost of preparing, mailing, and soliciting Proxies. In addition to solicitations by mail, the directors, officers, and regular employees of the Company may solicit proxies personally and by telephone, telegraph, or other means, for which they will receive no compensation in addition to their normal compensation.

VOTING RIGHTS AND REVOCABILITY OF PROXIES

Only holders of the Company's common stock, par value $.50 per share ("Common Stock"), of record at the close of business on April 25, 1997, are entitled to notice of and to vote at the Meeting. Holders of the Common Stock will be entitled to one vote on all matters properly coming before the Meeting for each share registered in their names on the record date specified above. On April 25, 1997, 2,795,940 shares of the Company's Common Stock were issued, of which 2,678,983 shares were outstanding and will be entitled to vote at the Meeting (116,957 shares of Common Stock are treasury shares and are not entitled to vote). The Company has no other classes of securities issued and outstanding.

On December 6, 1995, the Company's Board of Directors authorized a three-for-two stock split effected in the form of a 50% stock dividend distributed on March 12, 1996, to shareholders of record on March 1, 1996. Accordingly, unless otherwise indicated, all information contained in this proxy reflects this stock split.

The By-Laws of the Company require that a quorum be present at all meetings of stockholders before the stockholders may conduct business. A quorum consists of the holders of record of a majority of the shares of Common Stock, issued and outstanding, entitled to vote at the meeting, and present in person or by proxy.

When a proxy is returned properly signed and dated, the person designated as proxy shall vote the shares represented by the proxy in accordance with the stockholder's directions. If a proxy is signed, dated, and returned without specifying choices on one or more matters presented to the stockholders, the shares will be voted on such matter or matters as recommended by the Company's Board of Directors.

Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum. Each stockholder is entitled to one vote, in person or by proxy, for each share of stock held of record in his or her name on the books of the Company as of the record date on any matter submitted to the stockholders. The Company's By-Laws do not authorize cumulative voting. Approval of Item Two requires the affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Meeting. Accordingly, abstentions from voting on any matter other than in the election of directors will have the effect of a vote "AGAINST" the proposal.

A stockholder giving a proxy may revoke it by (i) delivering a written notice of revocation to the Secretary of the Company at the office of the Company identified above at any time before the commencement of the Meeting or any adjournments thereof; (ii) attending the Meeting in person and voting; or (iii) executing a proxy bearing a date and time later than that of the proxy to be revoked. Revocation of the proxy will not affect any vote previously taken.

Brokers and nominees holding Common Stock in "street name" who are members of a stock exchange are required by the rules of the exchange to transmit this Proxy Statement to the beneficial owner of the Common Stock and to solicit voting instructions with respect to the matters submitted to the Shareholders. In the event any such broker or nominee has not received instructions from the beneficial owner by the date specified in the statement accompanying such material, the broker or nominee may give or authorize the giving of a Proxy to vote such Common Stock on the matters to be considered at the Meeting; provided, however, that the broker or nominee may not give or authorize the giving of a Proxy for any matter if it has notice of any contest with respect to any matter, and, provided, further, that the broker or nominee may not vote the Common Stock "FOR" any matter which substantially affects the rights or privileges of the Common Stock without specific instructions from the beneficial owner. If you hold Common Stock in "street name" and you fail to instruct your broker or nominee as to how to vote such Common Stock, your broker or nominee may, in its discretion, vote such Common Stock "FOR" the election of the Board of Directors' nominees and "FOR" the approval of the Company's reincorporation in the State of Delaware.

Unless revoked, the shares of Common Stock represented by proxies will be voted in accordance with the instructions given thereon. In the absence of any instruction in the Proxy, your shares of Common Stock will be voted in favor (i) "FOR" the election of the nominees for director set forth herein and (ii) "FOR" the approval and adoption of an Agreement and Plan of Merger (the "Merger Agreement") between the Company and VFC Delaware, Inc. ("VFC Delaware"), a newly formed Delaware corporation and a wholly-owned subsidiary of the Company, providing for the Reincorporation (the "Reincorporation") of the Company in Delaware pursuant to a statutory merger of the Company into VFC Delaware.

The Meeting has been called for the purposes set forth in the Notice of Annual Stockholders' Meeting (the "Notice") to which this Proxy Statement is appended. The Board of Directors does not anticipate that matters other than those described in the Notice will be brought before the Meeting for stockholder action, but if any other matters properly come before the Meeting, votes thereon will be cast by the proxy holder in accordance with her best judgment.

If a stockholder wishes to give a proxy to someone other than the person indicated on the accompanying proxy, he must cross out the names appearing on the proxy and insert the name or names of another person or persons to act as proxies. The signed proxy must be presented at the Meeting by the person or persons representing the stockholder.

A copy of the Company's 1996 Annual Report to its stockholders is enclosed herewith. Stockholders may obtain additional copies of the Annual Report without charge upon written request to the Company's Secretary at the Company's offices.

ITEM 1.  ELECTION OF DIRECTORS

The Company's By-Laws authorize a Board of Directors of nine persons, but at no time since 1974 have all directors' positions been filled. At the Company's 1996 annual meeting of stockholders, Messrs. Bloom, Desloge, Brining, Dressel, and Warner were elected.

The Board of Directors has nominated all of its present members for election as directors for a term of one year or until their successors are elected and qualified.

All nominees have indicated their willingness to serve and, unless otherwise specified on the proxy, it is the intention of the proxy holder to vote for the Nominees listed below. No proxy may be voted for more than five persons. If events not now known or anticipated make any of the Nominees unable to serve, the Proxies will be voted at the discretion of the proxy holder. In the election of directors, the five persons receiving the highest number of votes will be elected.

The following sets forth biographical information of the five nominees for director and of the Executive Officers of the Company:



                                                                                                              Year First
      Name and Age                                               Principal Occupation                      Elected Director
      ------------                                               --------------------                      ----------------
      NOMINEES FOR DIRECTORS:
      Martin J. Bloom (66)                            Co-Chairman of the Board since July 1984                   1983
      100 Smith Ranch Road, Suite 326
      San Rafael, CA 94903-1994

      Theodore P. Desloge, Jr. (57)                   Co-Chairman of the Board since July 1984                   1983
      100 Smith Ranch Road, Suite 326
      San Rafael, CA 94903-1994

      David R. Brining (54)                           President, Chief Executive Officer, and                    1981
      100 Smith Ranch Road, Suite 326                       Director of the Company since July
      San Rafael, CA 94903-1994                             1981

      Phillip F. Dressel (60)                         Retired, formerly President of                             1985
      100 Smith Ranch Road, Suite 326                       Consolidated Flavor Corporation
      San Rafael, CA 94903-1994

      Dale J. Warner (74)                             Retired, formerly a Director of Gits                       1983
      100 Smith Ranch Road, Suite 326                       Bros. Mfg. Co., a subsidiary of the
      San Rafael, CA 94903-1994                             Company

      EXECUTIVE OFFICER:
      Monica J. Burke (45)                            Vice President Finance and Secretary of
                                                            the Company

Mr. Bloom has been a Director of the Company since July 1983, Co-Chairman of the Board since July 1984, and is a Director for most of the Company's subsidiaries. He is a past Director and Chairman of the Board of Park `N Fly, Inc., an operator of off-airport parking services.

Mr. Desloge has been a Director of the Company since July 1983 and Co-Chairman of the Board since July 1984. He is a past Director and Chairman of the Board of Park `N Fly, Inc.

Mr. Brining has been President, CEO, and a Director of the Company since 1981. He has served as a Director or Chairman of each of the Company's subsidiaries since their acquisition.

Mr. Dressel has been a Director of the Company since 1985. He was Chairman of the Board and President of Consolidated Flavor Corporation, a privately held flavoring business located in St. Louis, Missouri.

Mr. Warner has been a Director of the Company since 1983. He was a Director of Gits Bros. Mfg. Co. for more than six years.

Ms. Burke has served as Vice President Finance and Secretary since November
1988.

None of the directors, nominees for director, or Executive Officers were selected pursuant to any arrangement or understanding. There are no family relationships among directors or Executive Officers of the Company, and as of the date hereof, no directorships are held by any director with a company which has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, except for Mr. Desloge, who is a director of Mississippi Valley Bancshares.

THE BOARD OF DIRECTORS AND COMMITTEES

The Corporation's Board of Directors met twice during 1996. The Board of Directors has two committees, the Compensation Committee and the Audit Committee and does not have a nominating committee. All of the persons who were directors of the Company during 1996 attended at least 75% of (1) the total number of Board meetings and (2) the total number of meetings held by all committees on which they served.

The members of the Audit Committee are Messrs. Brining, Dressel, and Warner. The Audit Committee met once during 1996. The Audit Committee reviews and reports to the Board on various auditing and accounting matters, including the annual audit report from the Company's independent accountants.

The members of the Compensation Committee are Messrs. Bloom, Desloge, and Dressel. For a description of the functions of the Compensation Committee, see "Report of the Compensation Committee on Executive Compensation." The Committee met once during 1996.

SECTION 16 (A) BENEFICIAL OWNERSHIP

Under Section 16(a) of the Exchange Act, the Company's directors, Executive Officers, and any persons holding ten percent or more of Common Stock are required to report their ownership of Common Stock and any changes in that ownership to the Securities and Exchange Commission (the "SEC") and to furnish the Company with copies of such reports. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file on a timely basis by such persons. Mr. Dressel was delinquent in filing a Form 4 for one transaction during 1996.

                               SECURITY OWNERSHIP

The following table sets forth certain information with respect to the beneficial ownership of the Common Stock as of April 1, 1997, by (i) each stockholder known by the Company to own beneficially more than five percent (5%) of the outstanding Common Stock, (ii) each director of the Company, (iii) the Company's Chief Executive Officer, (iv) all Executive Officers and directors of the Company as a group. Except as otherwise indicated below, each of the entities named in the table has sole voting and investment power with respect to all shares of Common Stock beneficially owned by such entity as set forth opposite such entity's name, subject to community property laws where applicable. No effect has been given to shares reserved for issuance under outstanding stock options except where otherwise indicated.

                                                                          Number of Shares
             Beneficial Owner                                           Beneficially Owned(1)                Percent
             ----------------                                           ---------------------                -------
             Martin J. Bloom                                                   624,304(2), (3)              23.31%

             Theodore P. Desloge, Jr.                                          665,179(3)                   24.83%

             David R. Brining                                                  262,725(4)                    9.67%

             Phillip F. Dressel                                                 79,049(5)                    2.95%

             All directors and officers as a group                           1,642,507(6)                   60.30%

             FMR Corporation
             82 Devonshire Street
             Boston, MA  02109                                                 229,200(7)                    8.56%

(1) Except as otherwise noted, each person has sole voting and investment power with respect to the shares listed subject to community property laws where applicable.

(2) Does not include 15,000 shares (.56%) owned by Mr. Bloom's wife with respect to which Mr. Bloom disclaims beneficial ownership.

(3) Includes 126,852 shares owned by Bloom & Desloge Enterprises, Inc., a corporation in which Messrs. Bloom and Desloge are each 50% stockholders. Bloom and Desloge Enterprises, Inc. owns a total of 253,704 shares of common stock.

(4) Includes options to purchase 37,500 shares at $11.08 per share. Does not include 1,425 shares (.05%) owned by Mr. Brining's wife with respect to which Mr. Brining disclaims beneficial ownership.

(5) Represents shares deposited under trust agreements for the benefit of Mr. Dressel.

(6) Includes options to purchase 6,750 shares at $4.83 per share and 750 shares at $13.625 per share purchasable by an officer. In addition to the disclaimed shares described in (2) and (4) above, does not include 5,400 shares (.20%) held in trust by Mr. Warner's wife with respect to which Mr. Warner disclaims beneficial ownership.

(7) Based solely upon a Schedule 13G dated February 14, 1997. Of the 229,200 shares shown as beneficially owned by FMR Corporation, 229,200 are beneficially owned by Fidelity Management Research Company ("Fidelity Research"), a wholly-owned subsidiary of FMR Corporation and investment advisor of several investment companies. FMR Corporation and its chairman, Edward C. Johnson 3rd, each has sole power to dispose of the shares owned by Fidelity Research, but neither FMR Corporation nor Mr. Johnson has the sole power to vote or to direct the voting of such shares.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

EXECUTIVE OFFICERS' COMPENSATION

The following table shows certain summary information concerning compensation paid or accrued by the Company to or on behalf of the COMPANY'S Chief Executive Officer and the other named executive officer ("Executive Officers") of the company whose compensation exceeds $100,000.

                           SUMMARY COMPENSATION TABLE

                                                        Annual Compensation
                                        -------------------------------------------------     Long-Term
        Name and            Fiscal                                      Other Annual         Compensation          All Other
   Principal Position        Year       Salary           Bonus          Compensation(1)        Options           Compensation(2)
   ------------------        ----       ------           -----          ------------           -------           ------------
David R. Brining,              1996      $300,067       $ 77,250             $6,203                 0               $17,149
CEO(3)                         1995       276,317        135,725              6,600                 0                17,073
                               1994       254,817        190,500              5,351            75,000                16,489

Monica J. Burke,               1996       114,583         19,675                  0             3,000                13,256
Vice President                 1995       109,667         31,500                  0                 0                13,514
Finance(3)                     1994       105,667         40,800                  0                 0                11,339

-------------
(1) In August, 1987 and incident to the relocation of the corporate headquarters from St. Louis, Missouri to San Rafael, California, the Company accepted a $75,000 demand, non-interest bearing note from Mr. Brining. The amounts included under Other Annual Compensation represent interest calculated at the prime rate on the demand note.

(2) Represents amounts contributed to the Company's two profit sharing plans.

(3) Mr. Brining and Ms. Burke also serve as officers of each of the Company's subsidiaries.

OPTION GRANTS IN 1996

                                                                                                      Potential Realizable Value
                                                                                                        at Assumed Annual Rates
                                              Percent                                                 of Stock Price Appreciation
                                             of Total         Exercise                                      for Option Term
Named                        Options          Options          Price            Expiration          ------------------------------
Executive                    Granted          Granted        per Share             Date                  5%                10%
---------                    -------          -------        ---------             ----                  --                ---
Monica J. Burke               3,000             8%            $13.625         March 15, 2003           $17,000           $39,000

All Shareholders(1)            N/A              N/A             N/A                 N/A              $14,797,000       $34,484,000

-------------
1) The price of the Company's Common Stock at the end of the seven-year option term would be $19.17 per share assuming 5% annual appreciation and $26.55 per share assuming 10% annual appreciation. The assumed annual rates of stock price appreciation of 5% and 10% are set by the Securities and Exchange Commission and are not intended as a forecast of possible future appreciation in stock prices.

OPTION EXERCISES AND HOLDINGS

The following table provides information with respect to the Executive Officers concerning the exercise of options during the fiscal year ended December 31, 1996, and unexercised options held by the Executive Officers as of December 31, 1996:
               Aggregated Option(1) Exercises in Fiscal Year 1996
                        and Fiscal Year-End Option Values

                                                                                                          Value of Unexercised,
                                                                 Number of Unexercised                        In the Money
                             Shares                              Options Held at Year End              Options Held at Year End(2)
        Named              Acquired On         Value        --------------------------------        --------------------------------
      Executives            Exercise         Realized       Exercisable        Unexercisable        Exercisable        Unexercisable
      ----------            --------         --------       -----------        -------------        -----------        -------------
David R. Brining                   0           $     0         37,500               37,500             $100,125            $100,125

Monica J. Burke                    0                 0          6,750                3,000               60,210                 375

-------------------
(1)      The Company has no plans pursuant to which stock appreciation rights
         (SARs) may be granted.

(2) Value of unexercised "in the money" options is the difference between the market price of the Common Stock on December 31, 1996 ($13.75 per share) and the exercise price of the option, multiplied by the number of shares subject to the option.

EMPLOYMENT AGREEMENTS

There are no employment contracts or termination agreements with the Executive Officers.

STOCK OPTIONS

The Board of Directors adopted the Company's 1987 Stock Option Plan on May 29, 1987, which was most recently amended, restated, and approved by the Company's shareholders at the 1996 Annual Meeting of Shareholders ("Stock Option Plan"). As of April 1, 1997, there were 750,000 shares of common stock reserved for issuance under the Stock Option Plan, of which 220,875 shares had been issued upon exercise of options, 256,875 shares were subject to outstanding options, and 272,250 were available for granting new options.

The purpose of the Plan is to enable the Company to attract, retain and motivate officers, directors, employees, and independent contractors by providing for or increasing their proprietary interests in the Company and, in the case of non-employee directors, to attract such directors and further align their interests with those of the Company's shareholders by providing for or increasing their proprietary interests in the Company. The Plan authorizes the grant of options which qualify as "incentive stock options" ("Incentive Stock Options") under Section 422 of the Internal Revenue Code of 1986, as amended, and options which do not qualify as Incentive Stock Options ("Nonqualified Stock Options").

The Stock Option Plan is currently administered by the Compensation Committee of the Company. The Compensation Committee has full power and authority in its discretion to take any and all action required or permitted to be taken under the Stock Option Plan, including the selection of participants to whom stock options may be granted, the determination of the number of shares which may be covered by stock options, the exercise price, and other terms and conditions thereof.

If any option granted under the Stock Option Plan shall for any reason expire, be canceled, or otherwise terminate without having been exercised in full, the shares not purchased under such option shall again become available for the Stock Option Plan. Generally, the exercise price of each option is determined by the Board of Directors or the Compensation Committee and is not less than 100% of the fair market value of the Common Stock subject to the option on the date the option is granted. Typically, the purchase price of Common Stock acquired pursuant to an option shall be paid in cash or check payable to the order of the Company at the time the option is exercised. In general, no option under the Stock Option Plan may extend more than ten years from the date of grant.

Except in the case of the Reincorporation, the Stock Option Plan and any option or portion thereof not exercised will terminate upon the occurrence of a terminating event, including, but not limited to, a liquidation, reorganization, merger, or consolidation of the Company with another corporation as a result of which the Company is not the surviving or resulting corporation, or a sale of substantially all the assets of the Company to another person, or a reverse merger in which the Company is the surviving corporation but the shares of the Company's stock outstanding immediately preceding the merger are converted by virtue of the merger into other property (a "Triggering Event"). The Committee shall notify each optionee not less than thirty days prior thereto of the pendency of a Triggering Event. Upon delivery of such notice, any option outstanding shall be exercisable in full and not only as to those shares with respect to which installments, if any, have then accrued, subject, however, to earlier expiration or termination as provided elsewhere in the Stock Option Plan and subject to the consummation of the Triggering Event. The Board of Directors may also suspend or terminate the Stock Option Plan at any time. Unless sooner terminated, the Stock Option Plan shall terminate ten years from its effective date, June 12, 1996.


REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Compensation Committee of the Company establishes, implements, and monitors general policies regarding compensation for the Company's employees, adopts and amends employee compensation plans, and approves specific compensation levels for Executive Officers, including the Executive Officers. Currently, the members of the Compensation Committee are Martin J. Bloom, Theodore P. Desloge, Jr., and Phillip F. Dressel. Each member of the Compensation Committee is a non-employee director of the Company.

Set forth below is a report of the Compensation Committee addressing the Company's compensation policies for 1996 applicable to the Company's executives, including the Executive Officers.

The Report of the Compensation Committee on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the "Securities Act") or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Company's compensation programs reflect the philosophy that executive compensation levels should be linked to Company performance, yet be competitive and consistent with that provided to others holding positions of similar responsibility in the recreational products and manufactured industrial products industries. The Company's compensation plans are designed to assist the Company in attracting and retaining qualified employees critical to the Company's long-term success, while enhancing employees' incentives to perform to their fullest abilities to increase profitability and thus maximize shareholder value.

Salary Compensation

The Company pays cash salaries which it believes are competitive with salaries paid to executives of other companies in the recreational products and manufactured industrial products industries based upon the individual's experience and past and potential contribution to the Company.

Mr. Brining's annual base salary was $300,067 for 1996. This amount represents an increase of $23,750, or 8.6%, over Mr. Brining's base salary for 1995. The increase was set by the Compensation Committee in June 1996 to maintain competitive positioning versus comparable companies based on an analysis of comparable company compensation practices as prepared by outside consultants.

Subsidiary Incentive Compensation

In 1990, as a result of Mr. Brining's recommendation and efforts, the Company developed and implemented the Subsidiary Incentive Compensation Plan (the "Bonus Plan") whereby individual compensation is directly linked to the performance of the Company's subsidiary (the "Subsidiaries" or "Subsidiary"). The Bonus Plan and the Company's salary deferral 401(k) Plan (the "401(k) Plan"), and the Company's Profit Sharing Plan (the "Profit Sharing Plan") are the three programs under which employees of the Company or the Subsidiaries may receive cash contributions and/or bonuses. The Executive Officers are not eligible to receive bonuses under this Bonus Plan. However, the Executive Officers are eligible for bonuses under the Valley Forge Corporate Incentive Compensation Plan (the "Corporate Bonus Plan").

Valley Forge Corporate Incentive Compensation Plan

The Compensation Committee authorized the payment of bonus compensation in 1996 to Mr. Brining and Ms. Burke based upon the Company's achievement of certain sales and return on equity objectives set by the Compensation Committee. The specific bonuses for Mr. Brining and Ms. Burke were 26% and 17%, respectively, of his and her base salaries.

401(k) Plan

The Company adopted the salary deferral 401(k) Plan in August 1992 which benefits all employees at the corporate headquarters and certain domestic subsidiaries in which the Company has an ownership interest in excess of 80%. The 401(k) Plan is a pretax salary deduction retirement program with a mandatory matching funds feature. It encourages participants to adopt a regular savings program to defer part of their pretax compensation to provide security for their retirement. Employees who meet certain service and length of employment requirements are eligible to participate. The Company provides matching contributions of 100% of the employee's own contributions into the 401(k) Plan, up to 3% of each employee's covered compensation. For 1996, the Company made a matching contribution of $8,883 for the benefit of the Executive Officers' 401(k) Plan accounts.

Profit Sharing Plan

The Company sponsors a profit sharing plan for the benefit of the corporate headquarters and two Subsidiaries. The Chief Executive Officer of the Company makes a discretionary allocation of the compensation amount calculated pursuant to the Corporate Bonus Plan to be contributed to the Profit Sharing Plan (the "Profit Sharing Amount") for the benefit of the eligible employees of the corporate headquarters at the close of the fiscal year. The Profit Sharing Amount is distributed to eligible employees in proportion primarily to the employee's base salary of such year. The Company made a profit sharing contribution of 5.2% of the Executive Officers' aggregate base salary to the Executive Officers for 1996 from the Profit Sharing Amount.

Stock-Based Compensation

The Company also believes that stock ownership by directors, officers, employees, and consultants provides valuable long-term incentives for such persons who will benefit as the Common Stock price increases and that stock-based performance compensation arrangements are beneficial in aligning employees' and stockholders' interests. Further, the Company believes that the Company's policy of encouraging stock ownership serves an important function in attracting, retaining, and motivating such persons, and accordingly, in the growth and success of the Company. To facilitate these objectives, the Company adopted the Stock Option Plan in 1987, which was most recently amended and restated in 1996.

Through the Stock Option Plan, stock options have been granted to employees of the Company, including the Executive Officers. Non-employee directors and consultants are eligible to participate in the Stock Option Plan, but at the present time there are no outstanding stock options held by such persons and none have ever been exercised. The Stock Option Plan is administered by the Compensation Committee.

Other Compensation

The Executive Officers also participate in the Company's broad-based employee benefit plans, such as the Company's medical, supplemental disability, and term life insurance plans.

Currently, the Company's compensation programs described above, including stock option plans, will not qualify for the exception to the $1,000,000 limit under
Section 162(m) of the Internal Revenue Code on total compensation for named executives as structured. The Compensation Committee has no plans to revise the Company's compensation programs to qualify for the exception since the level of total compensation for each named executive is not currently subject to this limit nor is it expected to exceed this limit in the foreseeable future.


                               COMPENSATION COMMITTEE


                               Martin J. Bloom, Chairman
                               Theodore P. Desloge, Jr.
                               Phillip F. Dressel



COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. Desloge and Mr. Bloom are members of the Compensation Committee and their compensation arrangements are discussed under Directors' Compensation.

PERFORMANCE GRAPH

The Performance Graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent Valley Forge Corporation specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The graph on the following page compares the Company's cumulative total shareholder return on Common Stock with (i) the cumulative total return of the American Stock Exchange ("AMEX") market index; and (ii) the cumulative total return of peer companies ("Peer Group") selected by the Company in good faith1 over the period from December 31, 1991 through December 31, 1996. Each member of the Peer Group is a publicly traded, diversified manufacturing company whose three principal lines of business match three of the Company's top four principal lines of business, and whose revenues are less than $1.4 billion. The graph assumes an initial investment of $100 and reinvestment of dividends.
This graph is not necessarily indicative of future price performance.







--------
(1) The Peer Group includes Augat Inc., Bel Fuse Inc., Cherry Corp., Joslyn Corp., La Barge Inc., Molex Inc., Powell Industries Inc., and Thomas & Betts Corp. Assumes $100 invested on 12/31/91 in Valley Forge common stock, Peer Group Companies (weighted by market capitalization), and the American Stock Exchange index (AMEX). Assumes reinvested dividends. Fiscal year ends December 31.

                                PERFORMANCE GRAPH

             COMPARES THE CUMULATIVE TOTAL SHAREHOLDER RETURN AMONG VALLEY FORGE CORPORATION, PEER GROUP INDEX, AND AMEX MARKET INDEX.










                                [GRAPHIC OMITTED]













                     1991             1992             1993             1994              1995             1996
                     ----             ----             ----             ----              ----             ----
Valley            $100.00          $135.48          $151.63          $207.48           $202.62          $244.87
Forge
Peer               100.00           107.35           122.36           144.35            162.07           208.03
Group
AMEX               100.00           101.06           120.78           109.78            138.77           147.65

DIRECTORS' COMPENSATION

The Company entered into consulting agreements with Messrs. Bloom and Desloge in 1983. Pursuant to the terms of the agreements, Messrs. Bloom and Desloge are to provide the Company with advice on any corporate acquisitions, retention of corporate assets, evaluation of key personnel, evaluation of the operations of subsidiaries, supervision of new product development, and general strategic planning. The agreements are renewable annually on December 31 with the consulting fee for the succeeding year set at that time. The Company agreed to a fee of $75,000 for Mr. Bloom and $50,000 for Mr. Desloge for 1996. The Company has also retained Mr. Warner in a consulting role for a fee of $8,400 which is renewable each year. In addition, the Company generally pays directors $500 for each board meeting attended.


ITEM 2 -- REINCORPORATION IN THE STATE OF DELAWARE

At the Meeting stockholders are being asked to approve the Reincorporation of the Company in the State of Delaware.

THE REINCORPORATION

GENERAL

The following discussion summarizes certain aspects of the Reincorporation of the Company in the State of Delaware pursuant to the merger of the Company into VFC Delaware. This summary does not purport to be complete and is qualified in its entirety by reference to (i) the Merger Agreement, the form of which is attached as Exhibit A and is incorporated herein by reference, (ii) the Certificate of Incorporation of VFC Delaware (the "Delaware Certificate of Incorporation"), a copy of which is attached as Exhibit B and is incorporated herein by reference, and (iii) the Bylaws of VFC Delaware (the "Delaware Bylaws"), a copy of which is attached as Exhibit C and is incorporated herein by reference. Copies of the Restated Articles of Incorporation (the

"Georgia Articles of Incorporation") and the Restated Bylaws of the Company (the "Georgia Bylaws") are available for inspection at the principal office of the Company and copies will be sent to Company stockholders on request.

For reasons set forth in this Proxy Statement, the Board of Directors believes that the best interests of the Company and its stockholders will be served by the Reincorporation. Stockholders are urged to read carefully this section of the Proxy Statement, including the related exhibits, before voting on the Reincorporation.

VFC Delaware is a wholly-owned subsidiary of the Company formed for the sole purpose of effecting the Reincorporation. Pursuant to the Merger Agreement, the Company will be merged with and into VFC Delaware (the "Reincorporation Merger"). Upon effectiveness of the Reincorporation Merger, the Company will cease to exist and VFC Delaware will continue to operate the business of the Company under the name "Valley Forge Corporation."

At the effective time of the Reincorporation Merger, the affairs of the Company will be governed by the Delaware Certificate of Incorporation, the Delaware Bylaws and the Delaware General Corporation Law (the "Delaware GCL"), which differ in certain important respects from the Georgia Articles of Incorporation, the Georgia Bylaws and the Georgia Business Corporation Code ("GBCC"). See "Comparison of Stockholders Rights."

Pursuant to the Merger Agreement, each outstanding share of Common Stock will automatically be converted into one share of common stock of the surviving corporation (the "Delaware Stock"). Each outstanding certificate representing a share or shares of Common Stock will continue to represent the same number of shares of Delaware Stock. IT WILL NOT BE NECESSARY FOR COMPANY STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR NEW STOCK CERTIFICATES OF DELAWARE STOCK. The Common Stock is listed for trading on the American Stock Exchange and it is anticipated that, after the Reincorporation Merger, the Delaware Stock will continue to be traded on that exchange, without interruption, under the symbol used by the Company prior to the Reincorporation Merger.

APPROVAL BY COMPANY STOCKHOLDERS OF THE REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE DELAWARE CERTIFICATE OF INCORPORATION, THE DELAWARE BYLAWS AND ALL PROVISIONS THEREOF.

PRINCIPAL REASONS FOR THE REINCORPORATION

For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporation laws responsive to the legal and business needs of corporations organized thereunder. Many corporations have initially chosen Delaware for their state of incorporation or have subsequently changed their corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware corporate law and establishing public policies with respect to corporate legal affairs.

It is anticipated that Delaware corporate law will continue to be interpreted and explained in a number of significant court decisions which may provide greater predictability with respect to the Company's corporate legal affairs. The Company's Board of Directors believes that the Reincorporation will also allow the Company to take advantage of the increased flexibility and certain other features afforded by the Delaware GCL, some of which are not permitted under the GBCC.

VOTE REQUIRED; DISSENTERS' RIGHTS

Approval of the Reincorporation, which will also constitute approval of the Merger Agreement, the Delaware Certificate of Incorporation, the Delaware Bylaws and all provisions thereof, will require the affirmative vote of holders of a majority of the outstanding shares of Common Stock.

            THE COMPANY'S BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED
                     THE REINCORPORATION AND RECOMMENDS THAT
               COMPANY STOCKHOLDERS VOTE "FOR" THE REINCORPORATION

Stockholders of the Company will have no dissenters' rights of appraisal with respect to the Reincorporation. See "Comparison of Stockholders Rights -- Appraisal Rights."

ANTITAKEOVER IMPLICATIONS

Delaware, like many other states, permits a corporation to adopt a number of measures, through amendment of the corporate charter or bylaws or otherwise, which are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Reincorporation is not being proposed in order to prevent such a change in control, nor is it in response to any present attempt known to the Company's Board of Directors to acquire control of the Company, obtain representation on the Company's Board of Directors or take significant action which affects the Company.

In the discharge of its fiduciary obligations to its stockholders, the Company's Board of Directors continues to evaluate the Company's vulnerability to potential unsolicited bidders. In the course of its ongoing evaluation, the Company's Board of Directors has considered or may consider in the future certain additional defensive strategies designed to enhance the Board of Directors' ability to negotiate with an unsolicited bidder. These strategies include, but are not limited to, the designation and issuance of preferred stock, the rights and preferences of which are determined by the Company's Board of Directors. Some of these measures may be implemented under the GBCC. There is nonetheless substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures and as to the conduct of a board of directors under the business judgment rule with respect to unsolicited takeover attempts.

Certain effects of the Reincorporation may be considered to have antitakeover implications. For example, Section 203 of the Delaware GCL restricts certain "business combinations" with "interested stockholders" for three years following the date that a person becomes an interested stockholder unless the board of directors approves the business combination. For a discussion of these and other differences between the corporation laws of Georgia and Delaware, see "Comparison of Stockholders Rights."

POSSIBLE DISADVANTAGES OF REINCORPORATION

Notwithstanding the unanimous belief of the Company's Board of Directors as to the benefits to the Company and its stockholders of the Reincorporation, some stockholders may find the Reincorporation to be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the Board of Directors of the Company, but which the majority of the stockholders may deem to be in their best interests or in which stockholders may receive a substantial premium for their shares over the then-current market value or over their cost basis in such shares. As a result of such effects of the Reincorporation, stockholders who might wish to participate in a tender offer may not have an opportunity to do so.

It should also be noted that the Delaware GCL has been criticized by some commentators on the grounds that it does not afford minority stockholders the same substantive rights and protections as are available in a number of other states. As discussed below, some changes will occur in the rights of stockholders following the Reincorporation.

POST-REINCORPORATION OPERATIONS

The Reincorporation will change the legal domicile of the Company and result in certain other changes of a legal nature, but will not result in any change in the name, principal executive office, business management, assets or liabilities of the Company. Pursuant to the Merger Agreement, each option to purchase shares of Common Stock granted under the Stock Option Plan outstanding immediately prior to the effective time of the Reincorporation Merger will become an option to purchase shares of Delaware Stock on the same terms and conditions as existed immediately prior to the effective time of the Reincorporation Merger, and future stock options under the Stock Option Plan will be for shares of Delaware Stock. Other employee benefit arrangements of the Company will also be continued after the Reincorporation upon the terms and subject to the conditions currently in effect. Company stockholders should note that approval of the Reincorporation will also constitute approval of the assumption of the Stock Option Plan.

Upon effectiveness of the Reincorporation Merger, the daily business operations of the Company and the consolidated financial operations of the Company will continue. The consolidated financial condition and results of operations of the Company immediately after consummation of the Reincorporation will be substantially identical to those of the Company immediately prior to the Reincorporation. In addition, upon effectiveness of the Reincorporation Merger, the Board of Directors of the Company will consist of the Board of Directors of the Company immediately prior to the Reincorporation Merger. The individuals serving as Executive Officers of the Company will continue to serve in those positions after the effectiveness of the Reincorporation Merger.

The Reincorporation will take effect on the later of the date upon which the appropriate filings are made with the Secretary of State of the State of Delaware and the date the appropriate filings are made with the Secretary of State of the State of Georgia, which filings will be made as soon as practicable following stockholder approval of the Reincorporation, subject to the terms and conditions of the Merger Agreement.

The Merger Agreement provides that the Company's Board of Directors may abandon the Reincorporation Merger at any time before the effectiveness of the Reincorporation Merger if the Company's Board of Directors determines that it is inadvisable for any reason. In addition, the Merger Agreement may be amended prior to the effective date of the Reincorporation Merger, either before or after stockholder approval thereof, subject to applicable law. No such amendment may be made which affects the rights of the Company's stockholders in a manner which is materially adverse to them unless the amendment has been adopted and approved by the Company's stockholders.

PROVISIONS AFFECTING CHANGE IN CONTROL

Certain provisions of the Delaware Certificate of Incorporation and Delaware Bylaws may delay or make more difficult unsolicited acquisitions or changes of control of the Company after the Reincorporation. These provisions include (i) directors having the right to amend the Delaware Bylaws, (ii) the authorization of 1,000,000 shares of "blank check" Preferred Stock, for which the Board of Directors may determine the rights and preferences, and issue shares without further stockholder approval, and (iii) super-majority vote of stockholders needed to amend provisions of the Delaware Certificate of Incorporation dealing with the Preferred Stock.

The Georgia Articles of Incorporation authorize 3,000,000 shares of Class A Stock, which is convertible share for share into Common Stock. The Class A Stock is entitled to one vote per share on all matters other than election of directors. The Class A Stock also must approve, by a two-thirds vote, certain merger transactions. No shares of Class A stock are currently outstanding. The Company's directors currently have the right to amend the Georgia Bylaws.

COMPARISON OF STOCKHOLDERS' RIGHTS

CORPORATE CASE LAW

It is generally recognized that Delaware has the most extensive, progressive and well-defined body of corporate case law in the United States. Because many corporations are incorporated in Delaware, the Delaware judiciary has acquired considerable expertise in dealing with corporate issues and a substantial number of decisions have been rendered construing Delaware law and establishing public policies for Delaware corporations. Although Georgia courts have also rendered many decisions in the area of corporate law, these cases are not litigated as frequently in Georgia as they are in Delaware.

GENERAL QUORUM AND VOTING REQUIREMENTS

According to the GBCC, unless a corporation's articles of incorporation or the GBCC provides otherwise, a majority of the votes entitled to be cast on a particular matter by a voting group constitutes a quorum of that voting group for action on that matter. The articles of incorporation or a bylaw adopted according to the GBCC may provide for a greater or lesser quorum (but not less than one-third of the votes entitled to be cast) or a greater voting requirement for stockholders (or voting groups of stockholders) than is provided for in the GBCC; however, an amendment to the articles of incorporation or bylaws that changes or deletes a greater quorum or voting requirement must meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirements prescribed in the provision being amended. Unless the articles of incorporation or a bylaw adopted by the stockholders or the GBCC requires a greater number of affirmative votes, action on a matter (other than the election of directors) will be approved if the votes cast favoring the action exceed the votes cast opposing the action. Directors are elected by a plurality of the votes cast by the shares entitled to vote unless the articles of incorporation provide otherwise.

The Georgia Bylaws provide that a majority of the shares outstanding and entitled to vote, present in person or represented by proxy, will constitute a quorum, and that the affirmative vote of a majority of the shares present and entitled to vote will be required to approve any matters (unless state corporate law, the Georgia Articles of Incorporation or another Georgia Bylaw provision requires a different vote).

Delaware allows a corporation's certificate of incorporation or bylaws to specify the number of shares and/or the amount of other securities having voting power, the holders of which shall be present or represented by proxy at any meeting in order to constitute a quorum for, and the votes that shall be necessary for the transaction of any business, but the Delaware GCL requires the quorum to consist of at least one-third of the shares entitled to vote at the meeting. Absent such specification in the certificate of incorporation or bylaws, (i) a majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum at a stockholders' meeting, and (ii) where a separate vote by class or classes is required, a majority of the outstanding shares of such class or classes, present in person or represented by proxy, constitutes a quorum entitled to take action with respect to a vote on that matter. The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote will constitute stockholder approval, except that directors will be elected by a plurality of the votes of the shares present in person or by proxy and entitled to vote.

The Delaware Bylaws provide that a majority of the shares outstanding and entitled to vote, present in person or by proxy, will constitute a quorum and, unless a different vote is required by the Delaware GCL, Delaware Certificate of Incorporation or another Delaware Bylaw provision, a majority of the shares entitled to vote and present thereat will be required to approve any matter brought before the stockholders.

VOTE REQUIRED FOR CERTAIN TRANSACTIONS

In connection with the approval of proposed mergers and share exchanges, the GBCC generally requires the affirmative vote of a majority of all votes entitled to be cast on the plan for such transaction by all shares entitled to vote on the plan, voting as a single group, and the affirmative vote of a majority of the votes entitled to be cast by holders of shares of each voting group entitled to vote as a group under the corporation's articles of incorporation. The sale of all or substantially all of the assets of a corporation must be approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter, regardless of voting groups. Stockholders of the surviving corporation need not approve a merger if the number and kind of shares outstanding immediately after the merger, plus the number and kind of shares issuable as a result of the merger, do not exceed the total number and kind of shares of the surviving corporation authorized by its articles of incorporation immediately before the merger.

Under the Delaware GCL, a merger, consolidation or sale of all or substantially all of a corporation's assets generally must be approved by the stockholders of each constituent corporation by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote on the transaction. Stockholders of the surviving corporation need not approve a merger if: (i) the corporation's certificate of incorporation will not be amended as a result of the merger; (ii) each share of the corporation's stock outstanding immediately prior to the effective date of the merger will be an identical outstanding or treasury share of the corporation after the effective date of the merger; and (iii) either no shares of the corporation's common stock and no securities convertible into such stock will be issued pursuant to the merger or the authorized unissued shares or treasury shares of the corporation's common stock to be issued pursuant to the merger plus those initially issuable upon conversion of any other securities to be issued to the merger do not exceed 20% of the shares of the corporation's common stock outstanding immediately prior to the effective date of the merger.

Both the Delaware GCL and the GBCC permit corporations to require higher votes for approval of the transactions described above in their charters or bylaws. Neither the Delaware Certificate of Incorporation nor the Georgia Articles of Incorporation require super-majority votes for business combinations.

STOCKHOLDER ACTION WITHOUT A MEETING

Under the GBCC, unless a corporation's articles of incorporation provide otherwise, any action which may be taken at a meeting of the stockholders of a corporation may be taken without a meeting if such action is taken by all of the stockholders entitled to vote on such action executing a written consent action.

Under the Delaware GCL, unless a corporation's certificate of incorporation provides otherwise, any action which may be taken at a meeting of the stockholders of a corporation may be taken without a meeting by the execution of a written consent by the holders of outstanding stock having not less than the minimum amount of votes necessary to take such action at a meeting where all stockholders entitled to vote on such action are present.

The Delaware Bylaws contain a provision allowing stockholder action by less than unanimous written consent.

BUSINESS COMBINATIONS

The provisions of the GBCC regarding transactions with "interested stockholders" do not apply to a Georgia corporation unless it has affirmatively elected in its bylaws to be governed by them. The provisions of the GBCC concerning "Business Combinations with Interested Stockholders" (the "Business Combination Provisions"), also require certain super-majority votes for transactions with any "interested stockholders" (generally defined as any person, other than the corporation or any subsidiary, beneficially owning at least 10% of the voting stock of the corporation). Repeal or amendment of such a bylaw must be approved by at least two-thirds of the directors who are not affiliates of the interested stockholder and by a majority of the votes entitled to be cast by the holders of shares not beneficially owned by the interested stockholder.

The GBCC's Business Combination Provisions generally prohibit Georgia corporations from entering into certain business combination transactions with any "interested stockholder" (generally defined as any person, other than the corporation or any majority-owned subsidiary, beneficially owning at least 15% of the voting stock of the corporation) for a period of five years from the time such stockholder becomes an interested stockholder (the "Determination Date") unless: (i) the corporation's board of directors has approved the business combination or the transaction resulting in interested stockholder status prior to the Determination Date; (ii) the interested stockholder acquires 90% or more of the outstanding voting stock of the corporation (excluding "affiliated shares" held by affiliates, subsidiaries or benefit plans) as part of the transaction in which it becomes an interested stockholder; or (iii) after the Determination Date, the interested stockholder acquires 90% or more of the outstanding voting stock of the corporation (excluding affiliated shares) and a majority of the remaining outstanding voting stock (excluding affiliated shares) approve the business combination.

The Company has not adopted the Business Combination Provisions of the GBCC.

Unlike the Georgia provisions, section 203 of the Delaware GCL prohibits a corporation that does not opt out of its provisions from entering into certain business combination transactions with any interested stockholder for a period of three years from the time such stockholder becomes an interested stockholder unless certain super-majority votes are obtained. The prohibition will not apply if (i) the board of directors has approved either the proposed business combination or the transaction resulting in interested stockholder status prior to the Determination Date; (ii) the interested stockholder obtains at least 85% of the shares not held by such stockholder, the corporation or an affiliate or the corporation in a single transaction; or (iii) the interested stockholder obtains the approval of two-thirds of the shares outstanding that are not held by the interested stockholder.

A Delaware corporation may "opt out" of the requirements of Section 203 of the Delaware GCL if a majority of the outstanding shares entitled to vote adopt an amendment to the corporation's certificate of incorporation or bylaws expressly electing not to be governed by Section 203. Because VFC Delaware has not "opted out" of Section 203, the Company will be governed by its provisions after the Reincorporation Merger.

FAIR PRICE PROVISIONS

The GBCC contains fair price provisions that apply to any corporation electing to be governed by such provisions, but the Company has not so elected. The Delaware GCL does not contain any specific fair price provisions.

CONFLICTING INTEREST TRANSACTIONS

The GBCC states that a director has a conflicting interest with respect to a transaction effected or proposed by the corporation (or any other entity in which the corporation has a controlling interest) if (i) whether or not the transaction is brought before the board for action, to the knowledge of the director at the "time of commitment" (as defined in the GBCC) the director or a related person is a party to the transaction or has a beneficial financial interest in or so closely linked to the transaction and of such financial significance to the director or a related person that it would reasonably be expected to exert an influence on the director's judgment if he or she were called upon to vote on the transaction, or (ii) the transaction is brought (or is of such character and significance to the corporation that it would in the normal course be brought) before the Board for action, and to the knowledge of the director at the time of the commitment any of the following persons is either a party to the transaction or has a beneficial financial interest so closely linked to the transaction and of such financial significance to such person that it would reasonably be expected to exert an influence on the director's judgment if he or she were called upon to vote on the transaction:
(a) an entity (other than the corporation) of which the director is a director, general partner, agent or employee; (b) a person that controls one or more of the entities specified in subparagraph (a) above or an entity that is controlled by, or is under common control with, one or more of the entities specified in subparagraph (a) above; or (c) an individual who is a general partner, principal or employer of the director. A director's conflicting interest transaction may not be enjoined, set aside or give rise to an award of damages or other sanctions, in an action by a stockholder or by or in the right of the corporation, on the ground of an interest in the transaction of such director or any person with whom such director has a personal, economic or other association, if (i) the transaction receives the affirmative vote of a majority (but not less than two) of the disinterested directors or a committee thereof who voted on the transaction after required disclosure to them to the extent the information is not known by them; (ii) a majority of the votes entitled to be cast by disinterested stockholders were cast in favor of the transaction after
(A) notice to the stockholders describing the conflicting interest transactions,
(B) disclosure by such director, prior to the stockholders' vote, to the Secretary of the Company of the number, and identity of the persons holding or controlling the vote, of all shares that to the knowledge of the director are beneficially owned (or the voting of which is controlled) by such director or by a related person of the director, or both, and (C) required disclosure to the stockholders who voted on the transaction to the extent the required information was not known by them; or (iii) the transaction, judged in the circumstances at the time of commitment, is established to have been fair to the corporation. The provisions of the GBCC that are applicable to directors also apply to officers.

The Delaware GCL states that contracts and transactions between a Delaware corporation and one or more of its directors or officers, or organizations in which they serve in such capacities or have a financial interest, will not be void or voidable solely because such director or officer acts or participates in a board or committee meeting authorizing the contract or transaction if: (i) the material facts of the relationship or interest and as to the contract or transaction are disclosed or known to the Board or committee and the board or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors (even if the disinterested directors are less than a quorum); or (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by the stockholders; or (iii) the contract or transactions is fair to the corporation as of the time that it is authorized by the Board, a committee thereof or the stockholders.

APPRAISAL RIGHTS

The GBCC grants stockholders the right to dissent and receive payment of the fair value of their shares in the event of: (i) amendments to the articles of incorporation materially and adversely affecting their right or interests as stockholders; (ii) sales of all or substantially all of the corporation's assets (unless the sale is pursuant to a court order and the proceeds are distributed to the stockholders within one year after the sale); or (iii) mergers or share exchanges on which the stockholders are entitled to vote. This right is not available when the affected shares are listed on a national securities exchange or held of record by more than 2,000 stockholders unless (i) the articles of incorporation or a resolution of the board of directors approving the transaction provides otherwise or (ii) in a plan of merger or share exchange, the holders of such shares are required to accept anything other than shares of the surviving corporation or another publicly-held corporation listed on a national securities exchange or held of record by more than 2,000 stockholders, except for cash in lieu of fractional shares. Stockholders entitled to appraisal rights subsequently receive cash from the corporation equal to the value of their shares as established by judicial appraisal.

Under the Delaware GCL, stockholders entitled to vote on a merger or consolidation have the right to serve upon the corporation a written demand for appraisal of their shares when the stockholders receive any form of consideration for their shares other than (i) shares of the surviving corporation, (ii) shares of any other corporation listed on a national securities exchange or held of record by more than 2,000 stockholders, or (iii) cash (or stock and cash) in lieu of fractional shares or any combination thereof.

SPECIAL MEETINGS OF STOCKHOLDERS

The GBCC permits the board of directors or any person specified in the corporation's articles of incorporation or bylaws to call special meetings of stockholders. A special meeting may also be called by the owners of at least 25%, or such greater or lesser percentages as the articles of incorporation or bylaws provide, of the votes entitled to be cast on any issue proposed to be considered at the special meeting. Written notice of the time, place and specific purposes of such meeting must be given by mail to each stockholder entitled to vote at the meeting not less than 10 nor more than 60 days prior to the scheduled date of the special meeting, unless such notice is waived as the bylaws stipulate.

Under the Delaware GCL, special meetings of stockholders may be called by the board of directors or those persons authorized by the corporation's certificate of incorporation or bylaws. The provisions of the Delaware GCL regarding notice of meetings are essentially the same as the provisions of the GBCC.

The Georgia Bylaws state that special meetings of stockholders may be called by the Board of Directors, the President or the Chairman of the Board of Directors. The Delaware Bylaws include a similar provision to similarly restrict those entitled to call a special meeting under the Delaware GCL.

RECORD DATE

Under the GBCC, the record date is to be fixed not more than 70 days before a meeting, nor more than 70 days prior to any other action. Under the Delaware GCL, a corporation may fix the record date at not more than 60 nor less than 10 days before a meeting, nor more than 60 days prior to any other action.

STOCKHOLDER LIST

Under the Delaware GCL, the stockholders of a corporation have the right to examine the list of stockholders entitled to vote during ordinary business hours, for a period beginning at least 10 days prior to the meeting at the place where the meeting will be held or, if specified in the notice for the meeting, at a place in the city where the meeting will be held. Under the GBCC, stockholders have the right to examine the stockholder list only at the time and place of the meeting.

DURATION OF PROXY

Under the GBCC, no proxy may be voted after 11 months from its effective date, unless the proxy provides for a longer period. Under the Delaware GCL, no proxy may be voted after three years from its date, unless the proxy provides for a longer period.

PREEMPTIVE RIGHTS

Both the Delaware GCL and the GBCC do not automatically confer preemptive rights on stockholders; therefore, stockholders have no preemptive rights unless and except to the extent the corporation's certificate or articles of incorporation expressly grant such rights. The Delaware Certificate of Incorporation and Delaware Bylaws and the Company's Articles of Incorporation and Bylaws are silent as to preemptive rights.

REMOVAL OF DIRECTORS

Under the GBCC, unless the articles of incorporation provide otherwise, a corporation's stockholders may remove any director, with or without cause, by the vote of the holders of a majority of the outstanding shares of the corporation entitled to vote. If a director is elected by a voting group of stockholders, only stockholders of that voting group may participate in the vote to remove him. If cumulative voting is authorized, a director may not be removed if the number of votes sufficient to elect him under cumulative voting is voted against his removal. If cumulative voting is not authorized, a director may be removed only by a majority of the votes entitled to be cast. Directors elected to staggered terms may be removed only for cause, unless the articles of incorporation or a bylaw adopted by the stockholders provide otherwise. The Company's directors do not serve staggered terms.

The Delaware GCL permits any director or the entire board of directors to be removed, with or without cause, by the holders of a majority of the stock entitled to vote for directors, except that: (1) directors elected to staggered terms may be removed only for cause unless the certificate of incorporation provides otherwise; or (ii) if the corporation's board of directors is elected by cumulative voting and less than the entire board is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors, or, if there are classes of directors, at an election of the class of directors of which he is a part. The Delaware Certificate of Incorporation does not provide for staggered terms or for cumulative voting.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Under both the Delaware GCL and the GBCC, a corporation is required to indemnify a director to the extent that the director has been successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because of his status as a director of the corporation. It may indemnify any director or officer made a party to a proceeding if such director or officer acted in a manner he believed in good faith to be in or not opposed to the best interests of the corporation and, in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful. A corporation may not indemnify a director in a proceeding by or in the right of the corporation in which the director is adjudged liable to the corporation unless the court determines that such indemnification is fair, or (under the GBCC only) in connection with any other proceeding in which he is adjudged liable on the basis that he improperly received a personal benefit.

The Delaware Certificate of Incorporation provides that directors and officers will be indemnified under all circumstances for which indemnification is permitted under Delaware law. The Articles of Incorporation and Bylaws of the Company currently require indemnification under all circumstances for which indemnification is permitted under Georgia law.

Both the Delaware GCL and the GBCC allow a corporation to enter into indemnification agreements with its officers and directors. The Company intends to enter into Indemnification Agreements with each of its directors and Executive Officers, pursuant to which the Company will agree to indemnify each such individual for any losses suffered due to any investigations, claims or proceedings brought against such individual because he or she served as a director or officer of the Company.

AMENDMENTS TO CERTIFICATE OR ARTICLES OF INCORPORATION

Under the GBCC, the board of directors may amend the articles of incorporation to take the following actions without obtaining stockholder approval: (i) delete the names and addresses of the initial directors, initial registered agent or registered office, (ii) change each issued and unissued authorized share of an outstanding class of stock into a greater number of whole shares if the corporation has only shares of that class outstanding, (iii) change the corporate name, (iv) extend the corporation's duration if it was incorporated at a time the law required limited duration, or (v) change or eliminate the par value of each issued and unissued share of an outstanding class if the corporation has only shares of that class outstanding. Other amendments must be approved by the board of directors and by the stockholders by a majority of the votes entitled to be cast on the amendment by each voting group entitled to vote on the amendment unless the articles of incorporation, the bylaws or another provision of the GBCC require a higher vote. Class voting on an amendment will be permitted if the amendment would change the number of authorized shares of a class (unless the articles of incorporation provide otherwise) or adversely affect the rights, powers or preferences of the shares of a class.

The Delaware GCL permits a corporation to amend its certificate of incorporation so long as the amended certificate of incorporation contains only provisions that could be lawfully and properly included in an original certificate of incorporation filed at the time the amendment is filed. Amendments must be adopted by the Board of Directors and approved by a majority of the outstanding stock entitled to vote thereon and by a majority of the outstanding stock of each class entitled to vote as a class with respect to the amendment. Class voting will be permitted when a proposed amendment would increase or decrease the number or par value of the authorized shares of a class or adversely affect the powers, preferences or rights of the shares of a class. If, however, the certificate of incorporation permits the number of authorized shares of a class to be increased or decreased without the separate approval of the affected class, such amendment may be approved by the affirmative vote of the holders of a majority of the stock entitled to vote on the amendment, voting as a single class. The Delaware Certificate of Incorporation does not modify these provisions.

AMENDMENTS TO BYLAWS

The GBCC permits a corporation's board of directors to amend, repeal or adopt bylaws, unless (i) the articles of incorporation reserve this power exclusively to the stockholders in whole or in part, or (ii) the stockholders, in amending or repealing a particular bylaw, expressly reserve the power to amend or repeal that particular bylaw. The stockholders alone may amend, repeal or adopt bylaws limiting the authority of the board of directors or establishing staggered terms for directors; in addition, the board of directors may not amend, repeal or adopt a bylaw fixing a greater stockholder quorum or voting requirement unless the bylaw relates to the GBCC's business combination or fair practice provisions. Unless provided otherwise in a corporation's articles of incorporation or bylaws, a bylaw fixing a greater quorum or voting requirement for the board of directors may be adopted, amended or repealed by the affirmative vote of a majority of the votes entitled to be cast by the stockholders or by a majority of the directors.

Under the Delaware GCL, the power to adopt, amend or repeal bylaws rests with those stockholders entitled to vote on such matters, provided, however, a corporation's certificate of incorporation may additionally confer such power upon the directors. Conferring the power to adopt, amend or repeal bylaws upon the directors shall not divest, nor shall it limit, the stockholders' power to adopt, amend or repeal bylaws.

The Delaware Bylaws permit the Board of Directors to amend those Bylaws.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following discussion is a summary of the federal income tax consequences expected to result to holders of the Common Stock from the receipt of the Delaware Common Stock in connection with the Reincorporation and reflects the opinion of Husch & Eppenberger, counsel to the Company. The summary is based on current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable treasury regulations, judicial authority and administrative rulings and practice. There can be no assurance that the IRS will not take a contrary view, and no ruling from the IRS has been or will be sought. Legislative, judicial or administrative changes or interpretations may be forthcoming that could alter or modify the statements and conclusions set forth herein. Any such changes or interpretations may or may not be retroactive and could affect the tax consequences to holders.

The tax treatment of a Company stockholder may vary depending upon his or her particular situation. Certain holders (including insurance companies, tax-exempt organizations, financial institutions or broker-dealers, foreign corporations and persons who are not citizens or residents of the United States) may be subject to special rules not discussed below. EACH STOCKHOLDER SHOULD CONSULT SUCH STOCKHOLDER'S OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE REINCORPORATION ON SUCH STOCKHOLDER, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL AND OTHER TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES IN SUCH TAX LAWS.

Subject to the limitations, qualifications, and exceptions described herein, and assuming the Reincorporation qualifies as a reorganization within the meaning of
Section 368(a) of the Code, the following tax consequences generally should result:

(a) No gain or loss should be recognized by holders of the Common Stock upon receipt of Delaware Stock pursuant to the Reincorporation;

(b) The aggregate tax basis of the Delaware Stock received by each stockholder in the Reincorporation should be equal to the aggregate tax basis of Common Stock exchanged therefor; and

(c) The holding period of the Delaware Stock received by each stockholder of the Company should include the period for which such stockholder held the Common Stock exchanged therefor, provided that such Common Stock was held by such stockholder as a capital asset at the time of the Reincorporation.

The Company has not requested a ruling from the IRS with respect to the federal income tax consequences of the Reincorporation under the Code. The Company has, however, received an opinion from legal counsel substantially to the effect that the Reincorporation will qualify as a reorganization within the meaning of
Section 368(a) of the Code, and as to certain other tax matters (the "Tax Opinion"). The Tax Opinion will neither bind the IRS nor preclude it from asserting a contrary position. In addition, the Tax Opinion will be subject to certain assumptions and qualifications and will be based upon the truth and accuracy of representatives made by VFC Delaware, the Company and certain stockholders of the Company. Of particular importance will be assumptions and representations relating to the requirement (the "continuity of interest" requirement) that the stockholders of the Company retain, through ownership of Delaware Stock, a significant equity interest in the Company's business after the Reincorporation.

A successful IRS challenge to the reorganization status of the Reincorporation would result in a stockholder recognizing gain or loss with respect to each share of Common Stock exchanged in the Reincorporation equal to the difference between that stockholder's basis in such share and the fair market value, as of the time of the Reincorporation, of Delaware Stock received in exchange therefor. In such event, a stockholder's aggregate basis in the shares of Delaware Stock received in the exchange would equal such fair market value, and such stockholder's holding period for such shares would not include the period during which such stockholder held Common Stock.

EACH STOCKHOLDER SHOULD CONSULT HIS OR HER TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES TO HIM OR HER, INCLUDING THE TAX CONSEQUENCES UNDER STATE, LOCAL, FOREIGN AND OTHER TAX LAWS, OF THE REINCORPORATION.


                              STOCKHOLDER PROPOSALS

Stockholders are entitled to submit proposals on matters appropriate for stockholders' action, consistent with regulations of the Securities and Exchange Commission. Should a stockholder intend to present a proposal at next year's annual meeting, it must be received by the Secretary of the Company at the Company's principal office on or before January 2, 1998, in order to be included in the Company's Proxy Statement and form of proxy relating to that meeting.

                                 OTHER BUSINESS

The Board of Directors knows of no matters to be presented for action at the Meeting other than as set forth in this Proxy Statement. If other matters properly do come before the Meeting, the persons named in the accompanying proxy will vote said proxy in accordance with their judgment. It is important that proxies be returned promptly. Therefore, stockholders are urged to promptly sign, date, and return the proxy in the attached stamped and addressed envelope.

Proxies, ballots, and voting tabulations identifying stockholders are secret and will not be available to anyone, except as actually necessary to meet legal requirements.

Stockholders may obtain without charge, copies of the Company's annual report on Form 10-K for the year ended December 31, 1996, and all financial statements and schedules thereto as filed with the SEC by writing the Company's Secretary, Ms. Monica J. Burke, 100 Smith Ranch Road, Suite 326, San Rafael, California 94903.

                                    BY ORDER OF THE BOARD OF DIRECTORS




                                    MONICA J. BURKE
                                    SECRETARY - TREASURER




Date:  May 1, 1997

                                    EXHIBIT A

                               AGREEMENT OF MERGER

           THIS AGREEMENT OF MERGER ("Agreement"), dated as of _______________ , 1997, is entered into between VALLEY FORGE CORPORATION, a Georgia corporation ("VF Georgia"), and VFC DELAWARE, INC., a Delaware corporation ("VF Delaware"). VF Georgia and VF Delaware are hereinafter sometimes collectively referred to as the "Constituent Corporations."

                               W I T N E S E T H:

           WHEREAS, VF Georgia is a corporation duly organized and existing under the laws of the State of Georgia;

           WHEREAS, VF Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

           WHEREAS, on the date of this Agreement, VF Georgia has authority to issue 18,000,000 shares of capital stock, consisting of: (i) 15,000,0000 shares of common stock, par value $0.50 per share ("Georgia Common Stock"), _____ of which shares are issued and outstanding; and (ii) 3,000,000 shares of Class A Stock, par value $0.50 per share ("Georgia Class A Stock"), ____ of which are issued and outstanding;

           WHEREAS, on the date of this Agreement, VF Delaware has authority to issue 6,000,000 shares of capital stock, consisting of: (i) 5,000,000 shares of Common Stock, par value $0.50 per share ("Delaware Common Stock"), _____ of which shares are issued and outstanding and owned by VF Georgia; and (ii) 1,000,000 shares of Preferred Stock, no par value ("Delaware Preferred Stock"), none of which are issued and outstanding;

           WHEREAS, the respective Boards of Directors of VF Georgia and VF Delaware have determined that it is advisable and in the best interests of each of such corporations that VF Georgia merge with and into VF Delaware upon the terms and subject to the conditions set forth in this Agreement for the purpose of effecting the change of the state of incorporation of VF Georgia from Georgia to Delaware;

           WHEREAS, the respective Boards of Directors of VF Georgia and VF Delaware have, by resolutions duly adopted, approved this Agreement;

           WHEREAS, VF Georgia has approved this Agreement as the sole stockholder of VF Delaware; and

           WHEREAS, the stockholders of VF Georgia have approved this Agreement.

           NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, VF Georgia and VF Delaware hereby agree as follows:

1. MERGER. Subject to the conditions of this Agreement, VF Georgia shall be merged with and into VF Delaware (the "Merger"), and VF Delaware shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation"). The Merger shall become effective upon the date and at the time of filing of a copy of this Agreement of Merger with appropriate certificates of merger, providing for the Merger, with the Secretary of State of the State of Georgia or an appropriate Certificate of Merger, providing for the Merger, with the Secretary of State of the State of Delaware, whichever later occurs (the "Effective Time").

2. GOVERNING DOCUMENTS. The Certificate of Incorporation of VF Delaware, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable laws, except that the Certificate of Incorporation shall hereby be amended to change the name of the Surviving Corporation to "Valley Forge Corporation," and the Bylaws of VF Delaware, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof, of the Certificate of Incorporation and applicable law.

3. SUCCESSION. At the Effective Time, the separate corporate existence of VF Georgia shall cease, and VF Delaware shall possess all the rights, privileges, powers and franchises of a public and private nature and be subject to all the restrictions, disabilities and duties of each of the Constituent Corporations; and all the rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, and all debts due to each of the Constituent Corporations on whatever account, including subscriptions for shares, and all other choses in action, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall thereafter effectively be the property of the Surviving Corporation as they were of the respective Constituent Corporations, and the title to any real estate vested by deed or otherwise, in either of such Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of VF Georgia shall be preserved unimpaired. To the extent permitted by law, any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted as if the Merger had not taken place. All debts, liabilities and duties of the respective Constituent Corporations shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of VF Georgia, its stockholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of the Surviving Corporation and shall be as effective and binding thereon as the same were with respect to VF Georgia. The employees and agents of VF Georgia shall become the employees and agents of the Surviving Corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees and agents of VF Georgia. The requirements of any plans or agreements of VF Georgia involving the issuance or purchase by VF Georgia of certain shares of its capital stock shall be satisfied by the issuance or purchase of a like number and same class of shares of the Surviving Corporation.

4. DIRECTORS AND OFFICERS. The Directors and Officers of VF Georgia on the Effective Time shall be and become the sole Directors and Officers, holding the same titles and positions, of the Surviving Corporation on the Effective Time, and after the Effective Time shall serve in accordance with the Bylaws of the Surviving Corporation.

5. FURTHER ASSURANCES. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of VF Georgia such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate, advisable or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of VF Georgia, and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Surviving Corporation are fully authorized in the name and on behalf of VF Georgia or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

6. CONVERSION OF SHARES. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of Georgia Common Stock outstanding immediately prior to the Effective Time shall be changed and converted into and shall be one fully paid and non-assessable share of Delaware Common Stock.

7. CONDITIONS TO OBLIGATIONS. The obligations of each party to complete the Merger are subject to the following conditions:

           a) VF Georgia Stockholder Approval. The Merger shall have received the requisite approval of the stockholders of VF Georgia pursuant to the General Business Corporation Code of the State of Georgia.

           b) Approval from Government Agencies. All governmental approvals and other actions required to effect the Merger and related transactions shall have been obtained, without conditions or restrictions that the affected party reasonably considers unduly burdensome.

           c) Listing. The Delaware Common Stock shall be listed, or approved for listing, on the American Stock Exchange.

8. STOCK CERTIFICATES. At and after the Effective Time, all of the outstanding certificates which, immediately prior to the Effective Time, represented shares of Georgia Common Stock shall, respectively, be deemed for all purposes to evidence ownership of, and to represent, shares of Delaware Common Stock into which the shares of Georgia Common Stock, formerly represented by such certificates, have been converted as herein provided. The registered owner on the books and records of the Surviving Corporation or its transfer agents of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agents, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Delaware capital stock evidenced by such outstanding certificate as above provided.

9.         OPTIONS AND WARRANTS.

           a) Each option to purchase, or other award of shares of, Georgia Common Stock outstanding immediately prior to the Effective Time, shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option to purchase, or award of, the same number of shares of Delaware Common Stock at the same option price per share, and upon the same terms and subject to the same conditions as set forth in each of the respective options or other awards, as in effect at the Effective Time.

           b) Each stock purchase warrant providing for the issuance of Georgia Common Stock outstanding immediately prior to the Effective Time, shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a stock purchase warrant providing for the issuance of the same number of shares of Delaware Common Stock at the same exercise price per share, and upon the same terms and conditions as set forth in each of the respective stock purchase warrants.

10. OTHER EMPLOYEE BENEFIT PLANS. As of the Effective Time, VF Delaware hereby assumes all obligations under any and all employee benefit plans of VF Georgia in effect as of the Effective Time or with respect to which employee rights or accrued benefits are outstanding as of the Effective Time.

11. AMENDMENT. Subject to applicable law, this Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the Effective Time with respect to any of the terms contained herein; provided, however, that no such amendment, modification or supplement not adopted and approved by the stockholders of VF Georgia and VF Delaware shall affect the rights of either or both of such stockholders in a manner which is materially adverse to either or both of them.

12. ABANDONMENT. At any time prior to the Effective Time, this Agreement may be terminated and the Merger may be abandoned by the Board of Directors of VF Georgia, notwithstanding approval of this Agreement by the stockholder of VF Delaware or by the stockholders of VF Georgia, or both, if, in the opinion of the Board of Directors of VF Georgia, circumstances arise which, in the opinion of such Board of Directors, make the Merger for any reason inadvisable.

13. COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in two or more counterparts, each of which shall be deemed to be an original and the same agreement.

IN WITNESS WHEREOF, VF Georgia and VF Delaware have caused this Agreement to be signed by their respective duly authorized officers as of the date first above written.


VALLEY FORGE CORPORATION:                VFC DELAWARE, INC:

By:___________________________________   By:___________________________________

Name:_________________________________   Name:_________________________________

Title:________________________________   Title:________________________________

                                    EXHIBIT B

                          CERTIFICATE OF INCORPORATION
                                       OF
                               VFC DELAWARE, INC.

ARTICLE I. NAME.

The name of the corporation is VFC Delaware, Inc. (hereinafter referred to as the "Corporation").

ARTICLE II. REGISTERED OFFICE AND AGENT.

The name and address of the registered office of the Corporation in the State of Delaware is the Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

ARTICLE III. NATURE OF BUSINESS.

The nature of the business or purposes to be conducted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation Law.

ARTICLE IV. CAPITAL STOCK.

The Corporation is authorized to issue two classes of capital stock, designated Common Stock and Preferred Stock. The total number of shares of stock which the Corporation shall have authority to issue is Six Million (6,000,000) shares, consisting of Five Million (5,000,000) shares of Common Stock, par value $.50 (the "COMMON STOCK") and One Million (1,000,000) shares of Preferred Stock, no par value (the "PREFERRED STOCK"). Shares of Common Stock and Preferred Stock are referred to herein as the "SHARES."

Section 1: COMMON STOCK. A statement of the designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of the Common Stock is as follows:

           (A) Dividends. The Board of Directors of the Corporation may declare dividends to be paid to the holders of shares of Common Stock out of funds legally available for the payment of dividends by declaring an amount per share as a dividend. When and as dividends or other distributions are declared, whether payable in cash, in property or in shares of stock of the Corporation, the holders of Common Stock shall be entitled to share equally, share for share, in such dividends or other distributions. No dividends or other distributions shall be declared or paid in shares of Common Stock or options, warrants or rights to acquire such stock or securities convertible into or exchangeable for shares of such stock, except dividends or other distributions payable ratably according to the number of shares of Common Stock held by the holders thereof, in shares of, or options, warrants or rights to acquire or securities convertible into or exchangeable for Common Stock to holders of that class of stock.

           (B) Liquidation Rights. Subject to the prior rights of holders of any shares of stock of the Corporation ranking prior to the Common Stock upon liquidation, dissolution or winding up (voluntary or otherwise), in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of Common Stock shall be entitled to share, ratably according to the number of shares of Common Stock held by them, in all assets of the Corporation available for distribution to its stockholders.

           (C) Voting Rights. Except as required by applicable law, the holders of Common Stock shall be entitled to vote on each matter on which the stockholders of the Corporation shall be entitled to vote, and each holder of Common Stock shall be entitled to one vote for each share of such stock held by such holder.

SECTION 2. PREFERRED STOCK. The Board of Directors is authorized, subject to the limitations prescribed by law and the provisions of this Article IV, to provide for the issuance of shares of Preferred Stock from time to time in one or more series, and by filing any certificate of designations required under Section 151(g) of the Delaware General Corporation Law (or its successor statute as in effect from time to time), to fix or alter the number of shares of any series of Preferred Stock, and to fix the powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions granted to or imposed upon the shares of any unissued series of Preferred Stock. The authority of the Board of Directors with respect to each series shall include, but not be limited to, the determination of:

           (a) the number of shares constituting and the distinctive designation of such series;

           (b) the dividend rights of the shares of such series, including whether dividends shall be cumulative and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of such series:

           (c) whether such series shall have voting rights, and, if so, the terms of such voting rights, including the number of votes per share, the number of members of the Board of Directors or the percentage of members of the Board of Directors each class or series of Preferred Stock may be entitled to elect;

           (d) whether such series shall have conversion rights and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

           (e) whether or not the shares of such series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary as the Board of Directors determines under different conditions and at different redemption dates;

           (f) whether such series shall have a sinking fund for the redemption or purchase of shares of such series, and, if so, the terms and amount of such sinking fund;

           (g) the rights of the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of such series: and

           (h) any other relative rights, preferences and limitations of such series.

The Board of Directors may, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series. Shares of Preferred Stock that are redeemed, purchased or otherwise acquired by the Corporation may be reissued except as otherwise provided by law or the applicable certificate of designations.

ARTICLE V. INCORPORATOR.

The name and mailing address of the incorporator is James V. Stepleton, 100 North Broadway, Suite 1300, St. Louis, Missouri 63102.

ARTICLE VI. BOARD OF DIRECTORS.

SECTION 1. NUMBER OF DIRECTORS. The properties, business and affairs of the Corporation shall be managed and controlled by a Board of Directors of not less than three (3) nor more than nine (9) members. Subject to the rights of the holders of any Preferred Stock then outstanding, the specific number of directors within such minimum and maximum shall be set forth in the bylaws and may be changed from time to time by resolution duly adopted by a majority vote of the entire Board of Directors. Notwithstanding any other provision of this
Article VI, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock or other securities of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, such directorship or directorships shall be in addition to the number of directors as determined in the manner provided in the Bylaws of the Corporation, and, unless otherwise provided by law or by resolution of the Board of Directors authorizing such series of Preferred Stock or other securities of the Corporation, the filling of vacancies and other features of any such directorship shall be governed by the terms of this Certificate of Incorporation applicable thereto, except that, unless otherwise provided by law or by resolution of the Board of Directors authorizing such series of Preferred Stock or other securities of the Corporation, any such director shall hold office for a term expiring at the next succeeding annual meeting of stockholders and until such director's successor shall be elected and qualified, or until such director's death, resignation or removal, whichever occurs earlier.

SECTION 2. VACANCIES. Any vacancy on the Board of Directors for any reason, whether arising through death, resignation or removal of a director or through an increase in the number of directors, shall be filled by a majority vote of the remaining directors, although less than a quorum, or by a sole remaining director. The term of office of any director elected to fill such a vacancy shall expire at the expiration of the term of office in which the vacancy occurred.

SECTION 3. ELECTIONS. Elections of directors need not be by written ballot except to the extent provided in the Bylaws of the Corporation.

ARTICLE VII. BYLAWS.

A majority of the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation. The stockholders of the Corporation may adopt, amend or repeal the Bylaws of the Corporation.

ARTICLE VIII. STOCKHOLDER MEETINGS; BOOKS.

Meetings of stockholders shall be held at such time, on such date and at such place (within or without the State of Delaware) as provided in the Bylaws of the Corporation. Any action required or permitted to be taken by the stockholders of the Corporation may be taken by consent in writing. The books of the Corporation may be kept, subject to any applicable statutory provision, outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ARTICLE IX. DIRECTOR LIABILITY; INDEMNIFICATION.

To the fullest extent permitted by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. The liability of a director of the Corporation to the Corporation or its stockholders for monetary damages shall be eliminated to the fullest extent permissible under applicable law in the event it is determined that Delaware law does not apply. The Corporation is authorized to provide by bylaw, agreement or otherwise for indemnification of directors, officers, employees and agents for breach of duty to the Corporation and its stockholders to the fullest extent permitted by applicable law. Any repeal or modification of this Article IX shall not result in any liability for a director with respect to any action or omission occurring prior to such repeal or modification.

ARTICLE X. AMENDMENTS.

The Corporation reserves the right to amend this Certificate of Incorporation in any manner permitted by the Delaware General Corporation Law and all rights and powers conferred upon stockholders, directors and officers herein are granted subject to this reservation. Notwithstanding the foregoing, the provisions set forth in Articles VI, VIII, IX and this Article X may not be repealed or amended in any respect, and no other provision may be adopted, amended or repealed which would have the effect of modifying or permitting the circumvention of the provisions set forth in Articles VI, VIII, IX and this Article X, unless such action is approved by the affirmative vote of the holders of not less than 80% of the outstanding shares of the Corporation entitled to vote on the matter.

           IN WITNESS WHEREOF, the undersigned, being the incorporator hereinabove named for the purpose of forming a corporation to do business both within and without the State of Delaware, do make and file this Certificate, hereby declaring under penalties of perjury that it is my act and deed and that the facts stated herein are true.




                               --------------------------------------------
                               James V. Stepleton

                                    EXHIBIT C



                          By-Laws of VFC DELAWARE, INC.

                     (Incorporated in the State of Delaware)

                                TABLE OF CONTENTS


                                                                                                                           Page
                                                                                                                           ----
ARTICLE I.  OFFICE........................................................................................................   1

           Section 1.1                    Registered Office...............................................................   1
           Section 1.2                    Principal Office................................................................   1

ARTICLE II.  MEETINGS OF STOCKHOLDERS.....................................................................................   1

           Section 2.1                    Annual Meeting..................................................................   1
           Section 2.2                    Special Meetings................................................................   1
           Section 2.3                    Place and Time of Meetings......................................................   1
           Section 2.4                    Notice of Meetings..............................................................   1
           Section 2.5                    Adjournment.....................................................................   1
           Section 2.6                    Date for Determining Stockholders
                                            Entitled to Vote..............................................................   1
           Section 2.7                    List of Shareholders Entitled to Vote...........................................   2
           Section 2.8                    Quorum and Required Vote........................................................   2
           Section 2.9                    Proxies.........................................................................   2
           Section 2.10                   Convening Stockholders Meetings.................................................   2
           Section 2.11                   Voting at Meetings..............................................................   2
           Section 2.12                   Persons Who May Vote Certain Shares.............................................   2
           Section 2.13                   Actions Without Meetings........................................................   3

ARTICLE III.  BOARD OF DIRECTORS..........................................................................................   3

           Section 3.1                    General Powers..................................................................   3
           Section 3.2                    Number, Term and Election.......................................................   3
           Section 3.3                    Removal of Directors............................................................   3
           Section 3.4                    Regular Meetings................................................................   3
           Section 3.5                    Special Meetings................................................................   3
           Section 3.6                    Place of Meetings...............................................................   4
           Section 3.7                    Quorum and Required Vote........................................................   4
           Section 3.8                    Executive Committee.............................................................   4
           Section 3.9                    Other Committees................................................................   4
           Section 3.10                   Compensation....................................................................   4
           Section 3.11                   Actions Without Meetings........................................................   4

ARTICLE IV.  OFFICERS.....................................................................................................   4

           Section 4.1                    General.........................................................................   4
           Section 4.2                    Chief Executive Officer.........................................................   5
           Section 4.3                    Chairman of the Board...........................................................   5
           Section 4.4                    President.......................................................................   5
           Section 4.5                    Vice Presidents.................................................................   5

                                                                                                                             Page
                                                                                                                             ----
           Section 4.6                    Secretary.........................................................................   5
           Section 4.7                    Treasurer.........................................................................   5
           Section 4.8                    Assistant Secretaries and Assistant
                                            Treasurers......................................................................   5
           Section 4.9                    Vacancies.........................................................................   6

ARTICLE V.  CAPITAL STOCK...................................................................................................   6

           Section 5.1                    Certificates......................................................................   6
           Section 5.2                    Lost, Stolen or Destroyed Certificates.............................................  6
           Section 5.3                    Stock Transfers....................................................................  6
           Section 5.4                    Closing of Transfer Books..........................................................  6
           Section 5.5                    Record Holders of Stock............................................................  6
           Section 5.6                    Dividends..........................................................................  6
           Section 5.7                    Treasury Stock.....................................................................  7

ARTICLE VI.  INDEMNIFICATION.................................................................................................  7

           Section 6.1                    Liabilities Covered................................................................  7
           Section 6.2                    Advance Payment of Expenses........................................................  7
           Section 6.3                    Insurance..........................................................................  7
           Section 6.4                    Consolidations and Mergers.........................................................  8
           Section 6.5                    Other Definitions..................................................................  8

ARTICLE VII.  MISCELLANEOUS..................................................................................................  8

           Section 7.1                    Negotiable Instruments and Contracts...............................................  8
           Section 7.2                    Resignations.......................................................................  8
           Section 7.3                    Fiscal year........................................................................  8
           Section 7.4                    Action With Respect to Securities
                                            of Other Corporations............................................................  8
           Section 7.5                    Computation of Time................................................................  8
           Section 7.6                    Waiver of Notice...................................................................  8
           Section 7.7                    Amendments.........................................................................  8

                                     BY-LAWS

                                ARTICLE I. OFFICE

SECTION 1.1. REGISTERED OFFICE. The registered office of the Corporation, required by the General Corporation Law of the State of Delaware to be maintained in the State of Delaware, shall be in care of The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801, or such other address as the Board of Directors of the Corporation may from time to time determine.

SECTION 1.2. PRINCIPAL OFFICE. The principal office of the Corporation shall be located in San Rafael, State of California. The Corporation may have such other offices, either within or without the State of Delaware, as the Board of Directors may designate, or as the business of the Corporation may from time to time require.


                      ARTICLE II. MEETINGS OF STOCKHOLDERS

SECTION 2.1. ANNUAL MEETING. An annual meeting of the stockholders, for the purpose of electing directors and for the transaction of such other business as may come before the meeting, shall be held on the last Wednesday in the month of May in each year, beginning with the year 1998, or on such other day within such month as shall be fixed by the Board of Directors. If the day fixed for the annual meeting shall be a legal holiday, such meeting shall be held on the next succeeding business day. If the election of directors shall not be held on the day designated herein for any annual meeting of the stockholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the stockholders as soon thereafter as may be convenient.

SECTION 2.2. SPECIAL MEETINGS. Special meetings of the stockholders, which may be held for any purpose or purposes, may be called by the Chairman of the Board, the President, or the Board of Directors.

SECTION 2.3. PLACE AND TIME OF MEETINGS. Meetings of stockholders shall be held at the principal office of the Corporation or such other place as may be designated from time to time by the Board of Directors. Such meetings shall be convened at 10:00 a.m.; provided, however, that the Board of Directors or the person or persons calling such meeting may fix another reasonable hour for convening.

SECTION 2.4. NOTICE OF MEETINGS. Unless waived, written or printed notice of each meeting of stockholders shall be given which shall state the place, day and hour of the meeting and, in the case of a special meeting, or where otherwise required by law, the purpose or purposes for which the meeting is called. Such notice shall be delivered or given not less than ten (10) nor more than sixty
(60) days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board, the President, the Secretary, or the persons calling the meeting, to each stockholder of record entitled to vote at such meeting. If such notice is given by mail, it shall be deemed delivered when deposited in the United States mail, postage prepaid, addressed to the stockholder at his address as it appears on the records of the Corporation. Attendance of a stockholder at any meeting shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of such meeting, to the transaction of any business thereat because the meeting is not lawfully called or convened.

SECTION 2.5. ADJOURNMENT. Any meeting of stockholders may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

SECTION 2.6. DATE FOR DETERMINING STOCKHOLDERS ENTITLED TO VOTE. The date for determining the stockholders entitled to vote at a meeting of stockholders shall be established pursuant to Section 5.4 if action thereunder shall have been taken to establish the record date; otherwise, only the stockholders who are stockholders of record at the close of business on the day next preceding the day upon which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, shall be entitled to notice of, and to vote at, the meeting and any adjournment of the meeting.

SECTION 2.7. LIST OF SHAREHOLDERS ENTITLED TO VOTE. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

SECTION 2.8. QUORUM AND REQUIRED VOTE. Unless a larger number is provided by law, the Certificate of Incorporation, or these By-Laws, a majority of the outstanding shares of stock of the Corporation entitled to vote at such meeting, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders and the decision of a majority of those shares represented in person or by proxy and voting shall be valid as a corporate act. If less than a majority of the outstanding shares of each class of stock entitled to vote are represented at any such meeting, a majority of the shares so represented may adjourn the meeting to a specified date after such adjournment, from time to time, provided that if any adjournment is to a date more than thirty (30) days after the date of the meeting or the adjournment thereof, a notice of the adjourned meeting shall be given to each stockholder of record who was entitled to vote at the meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted that could have been transacted at the meeting as originally noticed. The stockholders present at a duly organized meeting may continue to transact business until the adjournment thereof notwithstanding the subsequent withdrawal of stockholders representing enough shares to leave less than a quorum.

SECTION 2.9. PROXIES. A stockholder entitled to vote at meeting of stockholders, or to express consent or dissent to corporate action in writing without a meeting, may vote or consent either in person or by proxy executed in writing by the stockholder or by his duly authorized attorney in fact. No proxy shall be valid after three (3) years from the date of its execution, unless otherwise provided in the proxy. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only so long as, it is coupled with an interest sufficient in law to support an irrevocable power. Proxies shall be filed with the Secretary of the Corporation before or at the time of such meeting. A stockholder granting a revocable proxy may revoke the same by (i) attending in person and voting at the meeting, (ii) filing a written notice of revocation with the Secretary prior to the meeting, or (iii) executing a proxy bearing a date and time later than that of the proxy to be revoked.

SECTION 2.10. CONVENING STOCKHOLDERS MEETINGS. The President, or in his absence, a Vice President, or in the absence of all of the foregoing, any other officer or any of the persons calling the meeting by a notice given as herein provided (in the order of seniority of age) shall call meetings of stockholders to order and act as chairman thereof and determine the order of business thereof. Notwithstanding the foregoing, the stockholders present may elect the chairman of such meeting from among their members. The Secretary shall act as secretary of all meetings of stockholders and shall record the proceedings thereof, but in the absence of the Secretary, or if he is serving as chairman, the chairman may appoint any other person to act as secretary.

SECTION 2.11. VOTING AT MEETINGS. Except as otherwise provided by law or the Certificate of Incorporation, every stockholder entitled to vote at a meeting of stockholders upon a particular question shall have one (1) vote for each share of common stock standing in his name on the books of the Corporation on the record date (as determined under Section 2.5 of these By-Laws).

SECTION 2.12. PERSONS WHO MAY VOTE CERTAIN SHARES. Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the by-laws of such corporation may prescribe or, in the absence of a governing provision, as the board of directors of such corporation may determine. Shares standing in the name of a deceased person may be voted by his administrator or executor, either in person or by proxy. Shares standing in the name of a guardian, custodian, curator, or trustee may be voted by such fiduciary, either in person or by proxy. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so is contained in an appropriate order of the court by which such receiver was appointed. A stockholder whose shares are pledged shall be entitled to vote such shares (i) unless he has expressly empowered the pledgee to vote thereon and has furnished notice thereof to the Corporation, or
(ii) until the shares have been transferred into the name of the pledgee, in either of which cases the pledgee or his proxy shall be entitled to represent and vote the shares so transferred. In all cases described in this section, the Corporation may require reasonable substantiation of the right of any person to vote the shares.

SECTION 2.13. ACTIONS WITHOUT MEETINGS. Unless otherwise provided by law or in the Corporation's Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action of the Board of Directors is necessary, shall be the day on which the first written consent is expressed. Prompt notice of the taking of any corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.


                         ARTICLE III. BOARD OF DIRECTORS

SECTION 3.1. GENERAL POWERS. The property and business of the Corporation shall be controlled and managed by the Board of Directors. The Board of Directors may exercise all powers of the Corporation and do all lawful acts and things as are not by law, the Certificate of Incorporation, or these By-Laws directed or required to be exercised or done by the stockholders or some particular officer of the Corporation.

SECTION 3.2. NUMBER, TERM AND ELECTION. The number of directors constituting the full Board of Directors of the Corporation shall be five (5), or such other number not less than three (3) nor more than nine (9) as may from time to time be established by amendment of these By-Laws. At the first annual meeting of stockholders and at each annual meeting thereafter the stockholders entitled to vote shall elect directors to hold office until the next succeeding annual meeting. Each director shall hold office for the term for which he is elected and until his successor shall have been elected and qualified, except as otherwise provided by law or these By-Laws.

SECTION 3.3. REMOVAL OF DIRECTORS. Any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares of the Corporation's stock issued and outstanding and entitled to vote at an election of directors, in the manner and subject to the limitations provided by law.

SECTION 3.4. REGULAR MEETINGS. The Board of Directors, by resolution fixing the time and place thereof, shall provide for the holding of a regular meeting or meetings, which may thereafter be held at the designated time and place without further notice thereof to the directors.

SECTION 3.5. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board, the President, the Secretary or any director. Unless waived, notice of any special meeting, stating the place, day and hour thereof, which notice need not state the purpose or purposes for the meeting, shall be given at least three (3) days prior thereto by the person or one of the persons calling the meeting, either orally, or if in writing, by hand delivery, mail or telegram, to each director either at the most recent address which he has furnished the Secretary or at his last known residence address. If notice is given by mail, such notice shall be deemed to be delivered when deposited in the United States mail, so addressed, postage prepaid. If notice is given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Attendance of a director at any special meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting, at the beginning of such meeting, to the transaction of any business thereat because such meeting is not lawfully called or convened.

SECTION 3.6. PLACE OF MEETINGS. Meetings of the Board of Directors or any committee designated by the Board of Directors may be held at any place either within or without the State of Delaware. Members of the Board of Directors or of any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or of such committee by means of conference telephone or similar communications equipment whereby all persons participating in the meeting can hear each other, and participation in a meeting in this manner shall constitute presence in person at the meeting.

SECTION 3.7. QUORUM AND REQUIRED VOTE. Unless a greater number is required by law, the Certificate of Incorporation, or these By-Laws, a majority of the full Board of Directors shall constitute a quorum for the transaction of business and the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum, a majority of the directors present at a meeting, or the director if only one (1) is present, or the Secretary if no director is present, may adjourn the meeting which may be held on a subsequent date without further notice, provided a quorum is present at such adjourned meeting.

SECTION 3.8. EXECUTIVE COMMITTEE. The Board of Directors, by resolution adopted by a majority of the whole board, may designate two (2) or more directors to constitute an Executive Committee, which committee, except as provided by law or by resolution of a majority of the full Board of Directors, shall have and exercise all authority of the Board of Directors in the management of the Corporation. Any or all members of the Executive Committee may be removed at any time, with or without cause, by vote of a majority of the full Board of Directors. Unless the Board of Directors provides for a greater number, a majority of the members constituting the full Executive Committee shall be a quorum and the act of such majority shall be the act of the Executive Committee. In the absence or disqualification of a member of the Executive Committee, the other member or members thereof present at a meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of such absent or disqualified number.

SECTION 3.9. OTHER COMMITTEES. Other committees of two (2) or more members of the Board of Directors may be established from time to time by the Board of Directors, by resolution adopted by a majority of the whole board. Such other committees shall have such purposes and such powers and shall continue for such terms as the Board of Directors may determine by resolution. The Board of Directors shall have the power to appoint alternate members of any such committee, to remove any member thereof and to fill any vacancy therein, and to designate the chairman of such other committee, provided, however, that in the absence or disqualification of a member of such committee, the other member or members thereof present at a meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of such absent or disqualified members. Unless otherwise provided by the Board of Directors, a majority of the members of such committee shall be a quorum, and the act of a majority of the members present at a meeting at which a quorum is present shall be the act of such committee.

SECTION 3.10. COMPENSATION. The Corporation may reimburse each director for the expenses, if any, incurred by him in attending each meeting of the Board of Directors or of any committee of the Board of which he is a member, and may pay such compensation or retainer to the directors as the Board of Directors may from time to time determine.

SECTION 3.11. ACTIONS WITHOUT MEETINGS. Any action which is required or permitted to be taken at a meeting of the Board of Directors or of the Executive Committee or any other committee of the directors, may be taken without a meeting if consents in writing, setting forth the action so taken, are signed by all of the members of the Board of Directors or of any such committee, as the case may be. The consents shall have the same force and effect as a unanimous vote at a meeting duly held. The Secretary shall file the consents with the minutes of the meetings of the Board of Directors or of such committee, as the case may be.


                              ARTICLE IV. OFFICERS

SECTION 4.1. GENERAL. The principal Executive Officers of the Corporation shall be a Chairman of the Board, a Chief Executive Officer, a President, one (1) or more Vice Presidents (any of whom may be designated with descriptive titles), a Secretary, and a Treasurer. The Board of Directors may appoint such other officers and agents (including, but not limited to, one (1) or more Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers), as it shall deem necessary, who shall have such authority and shall perform such duties as are set out in these By-Laws or as from time to time shall be prescribed by the Board of Directors. Any two (2) or more of the aforesaid offices may be filled by the same person. The Board of Directors, at its first annual meeting and thereafter from time to time, shall elect the principal Executive Officers and other officers of the Corporation, who shall serve at the pleasure of the Board of Directors. Any officer or agent may be removed by the Board of Directors, with or without cause, whenever in its judgment the best interests of the Corporation will be served thereby. The Board of Directors shall determine the salary and other compensation of all officers and agents of the Corporation.

SECTION 4.2. CHIEF EXECUTIVE OFFICER. The Chief Executive Officer of the Corporation shall have general and active management of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried out.

SECTION 4.3. CHAIRMAN OF THE BOARD. The Chairman of the Board shall preside at meetings of the Board of Directors. If expressly designated as such by the Board of Directors, the Chairman of the Board shall be Chief Executive Officer of the Corporation, with the powers and duties which attend to such position.

SECTION 4.4. PRESIDENT. If no Chairman of the Board is serving, or if the Chairman of the Board has not been expressly designated Chief Executive Officer, the President shall be the Chief Executive Officer of the Corporation, with the powers and duties which attend to such position. If the Chairman of the Board is Chief Executive Officer, the President shall be the Chief Operating Officer of the Corporation, being responsible at all times to the Chairman of the Board. If no Chairman of the Board is serving, or in the absence of the Chairman of the Board, the President shall preside at meetings of the Board of Directors.

SECTION 4.5. VICE PRESIDENTS. Vice Presidents shall perform such duties and exercise such powers as shall be delegated by the Chief Executive Officer or as shall be designated by the Board of Directors.

SECTION 4.6. SECRETARY. The Secretary shall attend all meetings of the Board of Directors and the stockholders, and except as otherwise provided in these By-Laws, shall act as clerk thereof and record all votes and the minutes of all proceedings in books kept for that purpose. He shall keep in safe custody the seal of the Corporation and, when authorized by the Board of Directors, affix the seal to any instrument requiring the same and, when so ordered, add his signature as an attestation thereof. He shall give, or cause to be given, a notice as required of all meetings of the stockholders and of the Board of Directors; he shall keep or cause to be kept a stock certificate and transfer book and a list of all the stockholders and their respective addresses and shall perform such other duties as may be prescribed by the Board of Directors or by the Chief Executive Officer, under whose supervision he shall be.

SECTION 4.7. TREASURER. The Treasurer shall have the custody of the Corporation's funds and securities and shall keep or cause to be kept full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositaries as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements and shall render to the President and directors at the regular meetings of the Board of Directors and to the stockholders at the annual meeting of the stockholders or whenever the Board of Directors may require it, an account of all his transactions as the Treasurer and of the financial condition of the Corporation.

SECTION 4.8. ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The Assistant Secretary or Secretaries, if any, shall perform such duties and exercise such powers as shall be delegated by the Secretary or as shall be designated by the chief executive officer or by the Board of Directors. An Assistant Secretary may, in the absence or disability of the Secretary, perform all the duties and exercise all the powers of the Secretary. The Assistant Treasurer or Treasurers, if any, shall perform such duties and exercise such powers as shall be delegated by the Treasurer or as shall be designated by the chief executive officer or by the Board of Directors. An Assistant Treasurer may, in the absence or disability of the Treasurer, perform all the duties and exercise all the powers of the Treasurer.

SECTION 4.9. VACANCIES. If the office of any officer of the Corporation becomes vacant because of death, resignation, removal or for any other reason or if any officer of the Corporation is unable to perform the duties of his office for any reason, the Board of Directors may choose a successor who shall replace such officer or the Board of Directors may delegate the duties of any such vacant office to any other officer or to any Director of the Corporation for the unexpired portion of the term.


                            ARTICLE V. CAPITAL STOCK

SECTION 5.1. CERTIFICATES. Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board, if he is the Chief Executive Officer, or the President or a Vice-President, and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, certifying the number of shares owned by him. Any of or all of such signatures may be facsimiles. In case any such officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

SECTION 5.2. LOST, STOLEN OR DESTROYED CERTIFICATES. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed. The Corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

SECTION 5.3. STOCK TRANSFERS. The Corporation shall register transfer of a certificate of stock, together with the date of such transfer, if such certificate is (i) delivered and endorsed by the person appearing by the certificate to be the owner of the shares represented thereby, (ii) delivered together with a separate document containing a written assignment of the certificate or a power of attorney to sell, assign, or transfer the same, signed by the person appearing by the certificate to be the owner of the shares represented thereby, or (iii) delivered together with a separate document containing a written assignment of the certificate signed by the trustee in bankruptcy, receiver, guardian, executor, administrator, custodian, or other person duly authorized by law (and presenting evidence of such authority satisfactory to the Corporation) to transfer the certificate on behalf of the person appearing by the certificate to be the owner of the shares represented thereby.

SECTION 5.4. CLOSING OF TRANSFER BOOKS. So that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. Only the stockholders who are stockholders of record on the date of closing the transfer books shall be entitled to notice of, and to vote at, the meeting, or to express consent in writing to corporate action without a meeting, and any adjournment thereof, or to receive payment of the dividend or other distribution or allotment of rights, or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the date of closing of the transfer books or the record date fixed as aforesaid.

SECTION 5.5. RECORD HOLDERS OF STOCK. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided for by law.

SECTION 5.6. DIVIDENDS. The Board of Directors may declare, and the Corporation may pay, dividends on its outstanding shares of capital stock in accordance with law and the Certificate of Incorporation.

SECTION 5.7. TREASURY STOCK. All issued and outstanding stock of the Corporation that may be purchased or otherwise acquired by the Corporation and not retired shall be treasury stock, and shall be subject to disposal by action of the Board of Directors. Such stock shall neither vote nor participate in dividends while held by the Corporation nor be counted for purposes of determining whether a quorum exists at any meeting of the stockholders.

                           ARTICLE VI. INDEMNIFICATION

SECTION 6.1.  LIABILITIES COVERED.  The Corporation

           (i) shall indemnify, to the fullest extent permitted by law, any person who was or is a party (other than a party plaintiff suing on his own behalf or in the right of the Corporation) or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of the Corporation), by reason of the fact that such person is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director or officer, of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, in the manner set forth by the General Corporate Law of the State of Delaware, as from time to time in effect, and

           (ii) may indemnify, to the fullest extent permitted by law, any person who was or is a party (other than a party plaintiff suing on his own behalf or in the right of the Corporation) or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that such person is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, upon a determination of the Board of Directors of the Corporation that such person should be indemnified, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by such person or on such person's behalf in connection with such action, suit, or proceeding. Any and all indemnification and advancement of expenses provided by or granted pursuant to this Article of these Bylaws shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

           The Corporation may also from time to time enter into agreements providing for indemnification of any such person upon a vote of the shareholders or upon the vote of a majority of the disinterested directors of the Corporation, to the fullest extent permitted by law. The indemnification and advancement of expenses provided by, or granted pursuant to, these Bylaws shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

SECTION 6.2. ADVANCE PAYMENT OF EXPENSES. Expenses incurred by an officer or director in defending a civil or criminal action, suit, or proceeding shall be paid by the corporation in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he is not lawfully entitled to be indemnified by the Corporation. Such expenses incurred by other employees or agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

SECTION 6.3. INSURANCE. The Board of Directors shall have the power to cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of these Bylaws.

SECTION 6.4. CONSOLIDATIONS AND MERGERS. For the purpose of this Article VI of these Bylaws, references to "the Corporation" include all constituent corporations (including any constituent of a constituent) absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a director, officer, employee, or agent of any such constituent corporation or is or was serving at the request of any such constituent corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise shall stand in the same position under the provisions of this Article of these Bylaws with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

SECTION 6.5. OTHER DEFINITIONS. For the purpose of this Article of these Bylaws, the term "other enterprises" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Corporation" shall include any service as a director, officer, employee, or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article of these Bylaws.


                           ARTICLE VII. MISCELLANEOUS

SECTION 7.1. NEGOTIABLE INSTRUMENTS AND CONTRACTS. All checks, drafts, notes, demands for money and all other commercial paper and contracts and other obligations of the Corporation shall be executed in such manner and by such officer or officers or persons as the Board of Directors may from time to time designate.

SECTION 7.2. RESIGNATIONS. Any director or officer of the Corporation may resign at any time by giving written notice to the Chief Executive Officer or the Secretary. Such resignation shall take effect on the date on which the notice thereof is received or at any later time specified therein, and, unless otherwise specified herein, the acceptance of such resignation by the Corporation shall not be necessary to make it effective.

SECTION 7.3. FISCAL YEAR. The Board of Directors shall, by resolution, determine the fiscal year of the Corporation.

SECTION 7.4. ACTION WITH RESPECT TO SECURITIES OF OTHER CORPORATIONS. Unless otherwise provided by the Board of Directors, the Chief Executive Officer, or, if none, the President shall have the power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of the stockholders of or with respect to any action of the stockholders of any other corporation in which the Corporation may hold securities, and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporation.

SECTION 7.5. COMPUTATION OF TIME. In applying any provision of these By-Laws relating to the number of days prior or subsequent to an event that an act be done or notice be given, calendar days shall be the basis of the computation of the time period, excluding the day on which the act is to be done and including the day of the event to which the act or notice relates.

SECTION 7.6. WAIVER OF NOTICE. Whenever any notice whatever is required to be given under the provisions of the Delaware Corporation Law, the Certificate of Incorporation, or these By-Laws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Except as otherwise required by law or the Certificate of Incorporation, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, the Board of Directors, or a committee of directors need be specified in any written waiver of notice.

SECTION 7.7. AMENDMENTS. The Board of Directors, to the extent permitted by the Certificate of Incorporation and by law, may, by the affirmative vote of a majority of the full Board of Directors, alter, amend or repeal these By-Laws.

                         VALLEY FORGE CORPORATION PROXY


     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VALLEY FORGE CORPORATION. The undersigned, revoking all previous proxies, hereby appoints Monica J. Burke as Proxy with the power to appoint her substitute, and hereby authorizes her to represent and vote, as designated below, all of the shares of common stock of Valley Forge Corporation (the "Corporation") held of record by the undersigned on April 25, 1997, at the annual meeting of stockholders to be held on June 12, 1997, or at any adjournment thereof.

ITEM 1. ELECTION OF DIRECTORS

        _____ FOR all nominees listed below (except as marked to the contrary below).

        _____ WITHHOLD AUTHORITY to vote for all nominees listed below.

        INSTRUCTIONS:  To withhold authority to vote for any nominee, strike a line through the nominee's name in the list below:

        Martin J. Bloom         Theodore P. Desloge, Jr.
        David R. Brining        Phillip F. Dressel               Dale J. Warner


ITEM 2. Approval and adoption of an Agreement and Plan of Merger for the Reincorporation of the Company in Delaware.

        ______ FOR           ______ AGAINST             ______ ABSTAIN

     In her discretion, the Proxy is authorized to vote upon such other business as may properly come before the annual meeting or any adjournment thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, DATED, AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL THE NOMINEES FOR DIRECTOR DESIGNATED IN
ITEM 1 AND FOR ITEM 2.

     PLEASE SIGN EXACTLY AS YOUR NAME APPEARS BELOW. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in the partnership name by an authorized partner.

                                         DATED:  _____________________, 1997

                                         ___________________________________
                                         Signature

                                         ___________________________________
                                         Signature if held jointly



PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.